Exhibit 10.1

                                                                [EXECUTION COPY]

                                 LOAN AGREEMENT

                                      Among

                       CIT EQUIPMENT COLLATERAL 2002-VT1,
                                  as the Trust,

                                 ALLFIRST BANK,
                              as Indenture Trustee,

                          NCT FUNDING COMPANY, L.L.C.,
                               as Trust Depositor,

                             CIT FINANCIAL USA, INC.,
                   in its individual capacity and as Servicer,

                  THE LENDER PARTIES HERETO, FROM TIME TO TIME,
                                   as Lenders,

                                       and

                               CAPITA CORPORATION,
                                    as Agent

                            Dated as of April 1, 2002

                                   Relating to

                        CIT Equipment Collateral 2002-VT1

                                TABLE OF CONTENTS

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ARTICLE I DEFINITIONS.............................................................................................1
         Section 1.01.     Defined Terms..........................................................................1
         Section 1.02.     Other Definitional Provisions..........................................................6

ARTICLE II AMOUNT AND TERMS OF COMMITMENT.........................................................................7
         Section 2.01.     Commitment.............................................................................7
         Section 2.02.     Payment of the Loans; Loan Account.....................................................7
         Section 2.03.     Interest Rate and Payment Date........................................................11
         Section 2.04.     Computation of Interest and Fees......................................................11
         Section 2.05.     Payments..............................................................................12
         Section 2.06.     Cash Collateral Account Administration; Direction of
                           Eligible Investments..................................................................12
         Section 2.07.     Increased Costs.......................................................................13
         Section 2.08.     Taxes.................................................................................15
         Section 2.09.     Nonrecourse and Recourse Obligations; Waiver of Setoff;
                           Obligations Absolute..................................................................18
         Section 2.10.     Indemnification.......................................................................20

ARTICLE III REPRESENTATIONS AND WARRANTIES OF DEPOSITOR AND SERVICER.............................................22
         Section 3.01.     Corporate Existence...................................................................22
         Section 3.02.     Corporate Authority...................................................................22
         Section 3.03.     No Consents Required..................................................................22
         Section 3.04.     No Violation..........................................................................23
         Section 3.05.     No Proceeding.........................................................................23
         Section 3.06.     Registration and Prospectus; Other Information........................................23
         Section 3.07.     Trust Indenture Act; Investment Company Act...........................................24
         Section 3.08.     No Event of Default or Servicer Termination Event.....................................24
         Section 3.09.     Representations and Warranties in Transaction Documents and
                           Regarding Repurchase Event............................................................24
         Section 3.10.     Withdrawal From the Cash Collateral Account...........................................24
         Section 3.11.     Adverse Selection.....................................................................24

ARTICLE IV CONDITIONS PRECEDENT..................................................................................24
         Section 4.01.     Representations and Warranties........................................................25
         Section 4.02.     Transaction Agreements................................................................25
         Section 4.03.     Additional Documents..................................................................25
         Section 4.04.     Accountant's Letter...................................................................25
         Section 4.05.     Note Issuance and Holdback Amount.....................................................25
         Section 4.06.     Secretary's Certificate...............................................................25
         Section 4.07.     Cash Collateral Account...............................................................26
         Section 4.08.     Ratings...............................................................................26
         Section 4.09.     Agent Fees............................................................................26
         Section 4.10.     Legal Opinions........................................................................26

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ARTICLE V COVENANTS..............................................................................................26
         Section 5.01.     Performance of Agreements.............................................................26
         Section 5.02.     Amendments to the Pooling Agreement, Purchase and Sale
                           Agreements and the Indenture..........................................................27
         Section 5.03.     Certificates..........................................................................27
         Section 5.04.     Monthly Status Reports................................................................27
         Section 5.05.     Default...............................................................................27
         Section 5.06.     Timely Payments.......................................................................27
         Section 5.07.     Successor Indenture Trustee...........................................................27
         Section 5.08.     Inspection............................................................................27
         Section 5.09.     Periodic Reports of the Accountants...................................................27
         Section 5.10.     Other Actions.........................................................................27
         Section 5.11.     Trust Depositor Financial Information; Other Information..............................28
         Section 5.12.     Lenders' Identities...................................................................28

ARTICLE VI REPRESENTATIONS AND WARRANTIES AND AGREEMENTS OF THE LENDERS..........................................29
         Section 6.01.     Representations and Warranties of the Lenders.........................................29

ARTICLE VII [RESERVED]...........................................................................................30

ARTICLE VIII MISCELLANEOUS.......................................................................................30
         Section 8.01.     Amendments and Waivers................................................................30
         Section 8.02.     Cash Collateral Account Withdrawal Statement..........................................30
         Section 8.03.     Servicing Transfer....................................................................30
         Section 8.04.     Governing Law.........................................................................31
         Section 8.05.     No Waiver.............................................................................31
         Section 8.06.     Severability..........................................................................31
         Section 8.07.     Termination...........................................................................31
         Section 8.08.     Successors and Assigns; Assignments...................................................31
         Section 8.09.     Notices...............................................................................33
         Section 8.10.     Survival of Representations and Warranties............................................34
         Section 8.11.     Exclusive Benefit.....................................................................34
         Section 8.12.     Limitation of Remedies................................................................34
         Section 8.13.     Counterparts..........................................................................34
         Section 8.14.     Previous Agreements...................................................................34
         Section 8.15.     Waiver of Jury Trial..................................................................34
         Section 8.16.     Headings..............................................................................34
         Section 8.17.     Jurisdiction; Consent to Service of Process...........................................34
         Section 8.18.     Bankruptcy............................................................................35
         Section 8.19.     Nonpetition Agreements; Rights in Trust Property......................................35
         Section 8.20.     Agent.................................................................................35
         Section 8.21.     Income Tax Characterization...........................................................37
         Section 8.22.     Indenture Trustee.....................................................................37
         Section 8.23.     Confidentiality.......................................................................38
         Section 8.24.     Assignment of Loan....................................................................38

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         Section 8.25.     Limitation of Liability of Owner Trustee..............................................39




EXHIBITS

Exhibit A - Form of [Assignment and Assumption][Participation] Agreement Exhibit B - Form of Monthly Status Report
Exhibit C - Form of Confidentiality Agreement

         This LOAN AGREEMENT, dated as of April 1, 2002 (this "Agreement"), among CIT EQUIPMENT COLLATERAL 2002-VT1 (the "Trust"), ALLFIRST BANK, not in its individual capacity but solely as indenture trustee (the "Indenture Trustee"), NCT FUNDING COMPANY, L.L.C., a Delaware limited liability company, as trust depositor (in its capacity as trust depositor, together with its successors, the "Trust Depositor"), CIT FINANCIAL USA, INC., in its individual capacity (in such capacity, "CFUSA") and as servicer (in such capacity, together with its successors and assigns, the "Servicer"), the Lender Parties hereto from time to time as lenders (each individually a "Lender" and, collectively, the "Lenders") and CAPITA CORPORATION, as agent for the Lenders (together with its successors in such capacity, the "Agent").

         WHEREAS, the Trust Depositor, the Servicer and the Trust have entered into a Pooling and Servicing Agreement, dated as of April 1, 2002 (as the same may from time to time be amended, restated, modified or otherwise supplemented, the "Pooling Agreement"), for the Trust; and

         WHEREAS, the Trust proposes to issue and sell a Series of Receivable-Backed Notes (the "Notes") divided into seven classes in the manner designated pursuant to an Indenture, dated as of April 1, 2002, between the Trust and the Indenture Trustee (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Indenture"); and

         WHEREAS, the Trust proposes to issue a certificate (the "Equity Certificate") pursuant to an Amended and Restated Trust Agreement, dated as of April 1, 2002 (the "Trust Agreement"), among the Trust Depositor, the Delaware Trustee and the Owner Trustee; and

         WHEREAS, it is a condition to the issuance of such Notes that the Lenders enter into this Agreement and make the Loans provided for herein;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.01. Defined Terms.

         (a) Unless otherwise defined herein, all capitalized terms used in this Agreement shall have the meanings given to them in the Pooling Agreement (as defined below).

         (b) The following terms shall have the following meanings:

         "Act" shall mean the Securities Act of 1933, as amended.

         "Agreement" shall mean this Loan Agreement as the same may be further amended, supplemented or otherwise modified from time to time.

         "Assignment" has the meaning assigned thereto in Section 8.08(b).

         "Assignment Agreement" shall mean an agreement substantially in the form of Exhibit A hereto.

         "Available Funds" shall mean, with respect to each Payment Date, the sum of (a) the amount distributed by the Servicer or the Indenture Trustee pursuant to Section 7.05(a)(v) of the Pooling Agreement to be applied in accordance with this Agreement on such Payment Date, and (b) Investment Earnings with respect to such Payment Date.

         "Cash Collateral Account Surplus" means, as of any Payment Date, the amount, if any, by which the amount on deposit in the Cash Collateral Account exceeds the Required Cash Collateral Amount (after giving effect to any distributions to be made pursuant to Section 8.02 of the Indenture and Section 2.02(c) of this Agreement and any withdrawals pursuant to Section 7.05(d) of the Pooling Agreement, in each case with respect to such Payment Date).

         "Commission" shall mean the Securities and Exchange Commission.

         "Commitment" shall mean, as to each Lender, the obligation of such Lender to fund its portion of the Loan in an amount equal to the amount of its Total Commitment.

         "Confidentiality Agreement" shall mean an agreement substantially in the form of Exhibit C hereto.

         "Dollars" and "$" shall mean the lawful currency of the United States of America.

         "Early Termination Date" shall mean the date, if any, on which the Trust Depositor shall purchase the corpus of the Trust pursuant to Section 7.08 of the Pooling Agreement.

         "Eligible Investments" shall mean any investment (including deposits with, or securities issued by, a Lender or the Agent) that is one of the following types of investments:

              (i) direct obligations of, and obligations fully guaranteed by, the United States of America, the Federal Home Loan Mortgage Corporation (if then rated Aaa by Moody's), the Federal National Mortgage Association, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America and which are non-callable;

              (ii) demand and time deposits in, certificates of deposit of, bankers' acceptances issued by, or federal funds sold by any depository institution or trust company (including the Trustees or any Affiliate of the Trustees, acting in their commercial capacity) incorporated under the laws of the United States of America or any state thereof or the District of Columbia (or any domestic branch or agency of a foreign bank) and subject to supervision and examination by federal and/or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, the commercial paper or other short-term debt obligations of such depository institution or trust company have been rated at least P-1 or higher by Moody's, A-1+ by

     Standard & Poor's and, if rated by Fitch, F-1+ by Fitch; or any other demand or time deposit or certificate of deposit which is fully insured by the Federal Deposit Insurance Corporation and which is rated at least P-1 by Moody's;

              (iii) repurchase obligations with respect to any security described in either clause (i) or (ii) above and entered into with any institution whose commercial paper is at least rated P-1 by Moody's, at least A-1+ by Standard & Poor's and, if rated by Fitch, at least F-1+ by Fitch;

              (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any State thereof which have a credit rating of at least A2 or P-1 from Moody's, at least AAA from Standard & Poor's and, if rated by Fitch, at least AAA from Fitch, at the time of such investment (or, with respect to the investment of any amounts on deposit in the Certificate Distribution Account, such Standard & Poor's rating shall be at least A);

              (v) commercial paper (which may be issued by CIT) having a rating of at least P-1 from Moody's, at least A-1+ from Standard & Poor's and, if rated by Fitch, at least F-1+ from Fitch at the time of such investment;

              (vi) money market funds which are rated Aaa by Moody's, at least AAAm or AAAm-G by Standard & Poor's and, if rated by Fitch, at least AAA by Fitch, including funds which meet such rating requirements for which the Trustees or an affiliate of the Trustees serves as an investment advisor, administrator, shareholder servicing agent and/or custodian or subcustodian, notwithstanding that (i) such Trustee or an affiliate of such Trustee charges and collects fees and expenses from such funds for services rendered, (ii) such Trustee charges and collects fees and expenses for services rendered pursuant to this instrument, and (iii) services performed for such funds and pursuant to this instrument may converge at any time. (The Seller and the Servicer specifically authorize such Trustee or an affiliate of such Trustee to charge and collect all fees and expenses from such funds for services rendered to such funds, in addition to any fees and expenses such Trustee may charge and collect for services rendered pursuant to this instrument); and

              (vii) any other investments approved by the Rating Agencies.

         No Eligible Investment may have an "r" or comparable symbol affixed to its rating.

         "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Holdback Amount" shall have the meaning assigned thereto in Section 2.01.

         "Holdback Amount Rate" shall mean, with respect to any Loan Interest Period, a per annum rate equal to the LIBOR Rate determined for such Loan Interest Period plus 6.00% per annum.

         "Income Taxes" has the meaning assigned thereto in Section 2.08(b).

         "Indemnitee" has the meaning assigned thereto in Section 2.10(a).

         "Invested Share" has the meaning assigned thereto in Section 2.06.

         "Investment Earnings" shall mean, with respect to any Payment Date, all interest and investment earnings (net of losses and investment expenses) on Eligible Investments made with funds on deposit in the Cash Collateral Account and received during the Loan Interest Period immediately preceding such Payment Date.

         "Lending Office" shall mean initially, the office (if any) of a Lender designated as such, in the case of any Lender listed on the signature pages hereof, with its signature hereto and, in the case of any assignee, in Schedule II to the related Assignment Agreement, and thereafter, such other office of such Lender that shall be making or maintaining its Loan, the address of which other office shall have been previously provided to the Trust Depositor, the Servicer and the Agent in writing.

         "LIBOR Business Day" means any day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in London and New York.

         "LIBOR Rate" shall mean (x) with respect to the initial Loan Interest Period, 1.84% and (y) with respect to any Loan Interest Period or portion thereof, the rate per annum shown on page 3750 of the Telerate screen or any successor page as the composite offered rate for London interbank deposits for a period of one month, as shown under the heading "USD" as of 11:00 a.m. (London
Time) two LIBOR Business Days prior to the first day of such Loan Interest Period; provided that in the event no such rate is shown, the LIBOR Rate shall be the rate per annum (rounded upwards, if necessary, to the nearest 1/16th of one percent) based on the rates at which Dollar deposits for a period of one month are displayed on page "LIBOR" of the Reuters Monitor Money Rates Service or such other page as may replace the LIBOR page on that service for the purpose of displaying London interbank offered rates of major banks as of 11:00 a.m. (London time) two LIBOR Business Days prior to the first day of such Loan Interest Period (it being understood that if at least two such rates appear on such page, the rate will be the arithmetic mean of such displayed rates); provided further, that in the event fewer than two such rates are displayed, the LIBOR Rate shall be the rate per annum equal to the average of the rates at which deposits in Dollars are offered by the Reference Banks at approximately 11:00 a.m. (London time) two LIBOR Business Days prior to the first day of such Loan Interest Period to prime banks in the London interbank market for a period of one month, it being understood that if at least two such quotations are provided, the rate shall be the arithmetic mean of such provided rates; provided further that if fewer than two such rates are provided, the rate shall be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, approximately 11:00 a.m. (New York City time) on the first day of such Loan Interest Period to leading European banks for Dollar deposits for a period of one month. If the LIBOR Rate cannot be determined for a Loan Interest Period in accordance with the foregoing, the LIBOR Rate for such Loan Interest Period shall be equal to the LIBOR Rate for the immediately preceding Loan Interest Period.

         "Loan" has the meaning assigned thereto in Section 2.01.

         "Loan Interest Period" shall mean (a) with respect to the initial Payment Date, the period from and including the Closing Date to but excluding the initial Payment Date and (b) with respect to each subsequent Payment Date, the period from and including the Payment Date immediately preceding such Payment Date to but excluding such subsequent Payment Date.

         "Loan Rate" shall mean, with respect to any Loan Interest Period, a per annum rate equal to the LIBOR Rate determined for such Loan Interest Period plus 3.50% per annum.

         "Officer's Certificate" shall mean a certificate delivered to the Agent and signed by any authorized officer of the Trust Depositor or CFUSA, as the case may be.

         "Participant" has the meaning assigned thereto in Section 8.08(f).

         "Participation" has the meaning assigned thereto in Section 8.08(f).

         "Pooling Agreement" shall mean the Pooling and Servicing Agreement, dated as of April 1, 2002 by and among the Trust Depositor, the Trust and CFUSA (individually and as Servicer).

         "Pro Rata Share" shall mean, as of any date of determination with respect to each Lender, the percentage equivalent of a fraction the numerator of which shall be an amount equal to the portion of the unpaid principal amount of the Loan owing to such Lender at such time (after giving effect to all Assignments effective on or prior to such date of determination) and the denominator of which shall be an amount equal to the unpaid principal amount of all of the Lenders' Loans at such time.

         "Prospectus" shall mean the prospectus and prospectus supplement as filed with the Commission under Rule 424(b) of the Act relating to the Notes.

         "Reference Banks" shall mean the principal London offices of three major banks in the London interbank market selected by the Agent.

         "Registration Statement" shall mean the registration statement on Form S-3 (Registration No. 333-53688), as amended from time to time and including incorporated documents and exhibits, filed by the Trust Depositor with the Commission pursuant to the Act relating to the Notes to be issued by the Trust.

         "Regulatory Change" shall mean, as to any or all of the initial Lenders, any change occurring after the date of the execution and delivery of this Agreement (or, in the case of any assignee Lender, the effective date of the related Assignment Agreement), in any (or the adoption after such date of any new):

              (i) United States federal or state law or foreign law applicable to such Lender; or

              (ii) regulation, interpretation (whether formal or informal), directive, guideline or request (whether or not having the force of law) applicable to such Lender of any court or other judicial authority or any Governmental Authority charged with the interpretation or administration of any law referred to in clause (i) or of any fiscal, monetary or other authority or central bank or other comparable entity having jurisdiction over such Lender.

         "Repayment Amount" shall mean the sum of all amounts payable with respect to the aggregate principal amount of the Lenders' Loans and interest on such Loans and all other amounts owing to the Agent (other than under Section 8.20(d)) and the Lenders hereunder.

         "Required Cash Collateral Amount" shall have the meaning specified in
Section 1.01 of the Pooling Agreement.

         "Required Lenders" means such Lenders whose Pro Rata Shares in the aggregate represent at least 51% of the unpaid principal amount of the Loans of the Lenders.

         "Service Transfer" shall mean the occurrence of a Servicer Termination Event and the appointment of a successor Servicer pursuant to Section 8.03 of the Pooling Agreement.

         "Taxes" has the meaning assigned thereto in Section 2.08(b).

         "Termination Date" shall mean the earlier of (i) the date on which the Indenture is terminated in accordance with its terms or (ii) December 21, 2009.

         "Total Commitment" shall mean, with respect to a Lender, the amount set opposite such Lender's name on the signature pages hereof or on Schedule I to an Assignment Agreement pursuant to which such Lender acquired an interest hereunder as its "Total Commitment," as the same may be reduced pursuant to an Assignment pursuant to which such Lender shall have assigned all or a portion of such interest.

         Section 1.02. Other Definitional Provisions.

         (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto.

         (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, subsection, Schedule, Attachment and Exhibit references are to this Agreement, unless otherwise specified. The words "including" and "include" shall be deemed to be followed by the words "without limitation".

                                   ARTICLE II

                         AMOUNT AND TERMS OF COMMITMENT

         Section 2.01. Commitment. Subject to the terms and conditions hereof, each of the Lenders agree, at the request of and for the benefit of the Trust Depositor, to make their respective loans to the Trust (each, a "Loan") on the Closing Date in a principal amount equal to the amount set forth as each such Lender's Commitment opposite its name on the signature pages hereof, the proceeds of which Loans, immediately upon the making of such Loans, shall be deposited directly into the Cash Collateral Account in accordance herewith. The aggregate initial balance of the Loans is $29,383,667. It will be a condition to the obligations of the Lenders to make such Loans that the Trust retain $58,767,335 from the proceeds of the sale of the Notes pursuant to the Indenture and as described in the Underwriting Agreement, and deposit such amount into the Cash Collateral Account on the Closing Date (the "Holdback Amount").

         Section 2.02. Payment of the Loans; Loan Account.

         (a) Subject to the provisions of Section 2.09 relating to the nonrecourse nature of the obligation to pay the Repayment Amount, the Loans shall be due and payable in full on the Termination Date, unless otherwise payable in whole or in part on such earlier date provided under this Agreement. Subject to Section 2.09, the Indenture Trustee, on behalf of the Trust, agrees to reduce and prepay the Loans in whole or in part as specified herein from Available Funds and, to the extent not previously repaid, to repay the Loans in full on the Termination Date, as provided in Sections 2.02(c), 2.02(d), 2.02(e), 2.02(f) and 2.02(g). No payments shall be made in respect of the unpaid principal amount of the Holdback Amount until the Loans are paid in full.

         (b) Each Lender is authorized to record (A) the date and amount of its Total Commitment, (B) the date and amount of each payment and repayment of principal of its Loan and (C) the interest rate or rates from time to time in effect with respect to its Loan and the Loan Interest Periods applicable thereto in the books and records of such Lender and in such manner as is customary for such Lender. A certificate of an officer of such Lender, prepared in good faith setting forth in reasonable detail the information so recorded, shall constitute prima facie evidence of the accuracy of the information so recorded; provided that the failure to make any such recording shall not in any way affect the obligations of the Trust Depositor, the Servicer, the Trust, or the Indenture Trustee hereunder.

         (c) On each Payment Date (if such date is not the Termination Date), the Indenture Trustee at the written direction of the Servicer upon which the Indenture Trustee may conclusively rely shall distribute Available Funds with respect to such date to the following Persons or accounts in the order of priority listed below:

              (i) to the extent not previously paid, an amount equal to all interest (including interest on previously unpaid interest amounts) due on the Loans, as calculated in accordance with Sections 2.03 and 2.04, shall be paid to the Agent for distribution to the Lenders in accordance with their respective Pro Rata Share;

              (ii) [reserved];

              (iii) after giving effect to any payment made on such Payment Date under Section 2.02(d)(i), an amount, not to exceed the unpaid principal amount of the Loans, equal to the excess, if any, of (x) the aggregate unpaid principal amount of the Lenders' Loans and the Holdback Amount as of such date over (y) the amount on deposit in the Cash Collateral Account as of such date (determined after giving effect to all deposits to and withdrawals from the Cash Collateral Account with respect to such Payment
     Date), shall be paid to the Agent for distribution to the Lenders in accordance with their respective Pro Rata Share as a prepayment of the Loans;

              (iv) after giving effect to any payment made on such Payment Date under Sections 2.02(d)(i) and 2.02(c)(iii), from and after the Payment Date on which the Aggregate Principal Amount of the Notes is less than 10% of the initial Contract Pool Principal Balance, an amount up to the unpaid principal amount of the Loans, shall be paid to the Agent for distribution to the Lenders in accordance with their respective Pro Rata Share as a prepayment of the Loans;

              (v) [reserved];

              (vi) [reserved];

              (vii) an amount equal to the sum of all fees, expenses and other amounts due and payable to the Lenders under Sections 2.07, 2.08 and 2.10 shall be paid to the Agent for distribution to the Lenders.

              (viii) [reserved];

              (ix) to the extent not previously paid, an amount equal to all interest (including interest on previously unpaid interest amounts) due on the Holdback Amount, as calculated in accordance with Sections 2.03 and 2.04, shall be paid to the Trust Depositor; and

              (x) after giving effect to any payment made on such Payment Date under Section 2.02(d)(vii), if, on such Payment Date, the Loans have been paid in full, an amount equal to the excess, if any, of (x) the aggregate unpaid principal amount of the Holdback Amount as of such date over (y) the amount on deposit in the Cash Collateral Account as of such date (determined after giving effect to all deposits to and withdrawals from the Cash Collateral Account with respect to such Payment Date), shall be paid to the Trust Depositor.

         (d) On any Payment Date on which there is a Cash Collateral Account Surplus (if such date is not the Termination Date), the Indenture Trustee, at the written direction of the Servicer upon which the Indenture Trustee may conclusively rely, shall pursuant to Section 7.02(b) of the Pooling Agreement and this Agreement, withdraw from the Cash Collateral Account an amount equal to the Cash Collateral Account Surplus and apply such amount in the order of priority listed below:

              (i) an amount up to the unpaid principal amount of the Loans shall be paid to the Agent for distribution to the Lenders in accordance with their respective Pro Rata Share as a prepayment of the Loans;

              (ii) [reserved];

              (iii) after giving effect to any payment made on such Payment Date under Section 2.02(c), to the extent not previously paid, an amount equal to all interest (including interest on previously unpaid interest amounts) due on the Loans, as calculated in accordance with Sections 2.03 and 2.04, shall be paid to the Agent for distribution to the Lenders in accordance with their respective Pro Rata Share;

              (iv) [reserved];

              (v) after giving effect to any payment made on such Payment Date under Section 2.02(c), an amount equal to the sum of all fees, expenses and other amounts due and payable to the Lenders under Sections 2.07, 2.08 and
     2.10 shall be paid to the Agent for distribution to the Lenders;

              (vi) [reserved];

              (vii) if, on such Payment Date, the Loans have been paid in full, an amount up to the unpaid principal amount of the Holdback Amount shall be paid to the Trust Depositor as a prepayment of the Holdback Amount; and

              (viii) the balance, if any, shall be paid to the Trust Depositor.

         (e) On the Termination Date (including any Early Termination Date), all Available Funds and all amounts on deposit in the Cash Collateral Account on such date (after giving effect to all withdrawals from the Cash Collateral Account required to be made on such date with respect to the Notes) shall be paid by the Indenture Trustee, at the written direction of the Servicer upon which the Indenture Trustee may conclusively rely, in the order of priority listed below:

              (i) an amount equal to all interest (including interest on previously unpaid interest amounts) owed to the Lenders shall be paid to the Agent for distribution to the Lenders in accordance with their respective Pro Rata Share;

              (ii) [reserved];

              (iii) an amount equal to the aggregate unpaid principal amount of the Loans shall be paid to the Agent for distribution to the Lenders in accordance with their respective Pro Rata Share;

              (iv) [reserved];

              (v) an amount equal to the sum of all fees, expenses and other amounts due and payable to the Lenders under Sections 2.07, 2.08 and 2.10 shall be paid to the Agent for distribution to the Lenders;

              (vi) [reserved];

              (vii) an amount equal to all unpaid interest owed to the Trust Depositor and the unpaid balance of the Holdback Amount shall be paid to the Trust Depositor (assuming for this purpose that any portion of Available Funds described in clause (a) of the definition thereof is applied to this clause (vii) only after all other Available Funds and all amounts available in the Cash Collateral Account have been fully utilized); and

              (viii) the balance, if any, in the Cash Collateral Account shall be paid to the Equity Certificateholder.

         (f) Unless all of the Lenders agree otherwise, in the event that (i) an Early Termination Date shall have occurred and (ii) each Lender has not been paid its Pro Rata Share of the Repayment Amount in full on or prior to such Early Termination Date, the Indenture Trustee, at the written direction of the Servicer upon which the Indenture Trustee may conclusively rely, shall pay to the Agent on behalf of the Lenders for application in accordance with subsections 2.02(e)(i)-(viii) all amounts payable to (x) the Cash Collateral Account pursuant to Section 7.05(a)(v) of the Pooling Agreement with respect to such Early Termination Date or (y) the Lenders (for application pursuant to this Agreement) pursuant to Section 7.05(a)(v) of the Pooling Agreement with respect to such Early Termination Date. Thereafter, the Notes shall be deemed to remain outstanding as if such Early Termination Date had not occurred and (i) the Trust Depositor, the Servicer, the Trust and the Indenture Trustee shall (subject to Section 5.01) continue to perform all of their obligations, as specified under the Pooling Agreement, the Indenture and the other Transaction Documents, for the benefit of the Lenders regardless of the occurrence of such Early Termination Date and (ii) the Trust Depositor or the Servicer, as the case may be, shall have the right to receive and the Indenture Trustee shall so remit based upon the written directions of the Servicer upon which the Indenture Trustee may conclusively rely all amounts received by the Trust Depositor or the Servicer which would constitute all amounts that would otherwise be available for distribution pursuant to Section 7.05 of the Pooling Agreement, to the extent such amounts would have been payable to the Noteholders, or to the Servicer as its Servicing Fee, pursuant to the Indenture or the Pooling Agreement, and the remainder of such amounts (to the extent such amounts would have been payable to the Cash Collateral Account or to the Lenders (for application in accordance with the terms of this Agreement) had the Early Termination Date not occurred) shall be paid to the Agent on behalf of the Lenders until the earlier of (A) the date the Repayment Amount and all other amounts payable to each Lender hereunder shall have been paid in full and (B) the date on which the Notes would have been paid in full (assuming such Early Termination Date is disregarded as described above and after giving effect to any distributions which would be made to the Cash Collateral Account or the Lenders on such date).

         (g) In the event that (i) a withdrawal from the Cash Collateral Account has been made pursuant to Section 7.05(d) of the Pooling Agreement on the final Maturity Date or on any Payment Date described in Section 7.05(d)(iii) of the Pooling Agreement, (ii) the Notes have been paid in full, and (iii) each Lender has not been paid its Pro Rata Share of the Repayment Amount in full on or prior to the date of such withdrawal, the Notes shall thereafter be deemed to remain outstanding as if the final Maturity Date with respect to the Notes or such Payment Date had not occurred and (x) the Trust Depositor, the Servicer, the Trust and the Indenture Trustee shall (subject to Section 5.01) continue to perform all of their obligations, as specified under the Pooling Agreement, the Indenture and the other Transaction Documents, for the benefit of the Lenders regardless of the occurrence of such final Maturity Date and (y) the Lenders shall have the right to receive and the Indenture Trustee shall remit pursuant to the written instructions of the Servicer upon which the Indenture Trustee may conclusively rely, in accordance with the provisions of Section 7.05(a) of the Pooling Agreement, all amounts, up to an amount equal to the Repayment Amount, received by the Trust Depositor or the Servicer, which amounts would constitute payments to the Lenders in respect of the Loans, to the extent such amounts would have been payable to the Noteholders, the Cash Collateral Account or the Lenders and the remainder of such amounts shall be paid to the Trust Depositor (to the extent of any unpaid interest owed to the Trust Depositor and the unpaid balance of the Holdback Amount) or the Equity Certificateholder until the earlier of (A) the date the Repayment Amount and all other amounts payable to each Lender hereunder shall have been paid in full or (B) the date on which the Notes would have been paid in full (assuming such final Maturity Date is disregarded as described above and after giving effect to any distributions that would be made to the Cash Collateral Account or the Lenders on such date).

         Section 2.03. Interest Rate and Payment Date.

         (a) Each Loan shall bear interest during each Loan Interest Period at a rate per annum equal to the Loan Rate. The Holdback Amount shall bear interest during each Loan Interest Period at a rate per annum equal to the Holdback Amount Rate.

         (b) Interest on the principal amount of all of the Lenders' Loans and the Holdback Amount outstanding from time to time shall be payable monthly in arrears on each Payment Date, as provided in subsections 2.02(c) and (d) and on the Termination Date as provided in subsection 2.02(e).

         (c) Except as otherwise provided herein, if any amount of interest or any other Repayment Amount shall not be paid on the date that such amount becomes due and payable hereunder, such overdue amount shall bear interest at a rate per annum equal to the Loan Rate applicable from time to time plus 1.00% per annum, in the case of the Loan, or the Holdback Amount Rate applicable from time to time plus 1.00% per annum, in the case of the Holdback Amount, for each day from and including the date of such nonpayment to but excluding the date such overdue amount is paid in full (after, as well as before, judgment).

         Section 2.04. Computation of Interest and Fees.

         (a) Interest calculated by reference to the LIBOR Rate shall be calculated on the basis of a 360-day year for the actual days elapsed. The Agent shall calculate each LIBOR Rate and shall notify in writing the Servicer and the Indenture Trustee of each determination of the respective rates applicable from time to time, in each case as soon as practicable (but in no event later than five Business Days) after determination of LIBOR for each Loan Interest Period.

         (b) Any up-front or ongoing fees and expenses payable to the Agent shall be paid by the Trust Depositor or the Servicer as agreed to by the parties.

         Section 2.05. Payments. All payments to be made hereunder to the Lenders, whether on account of principal, interest, fees or otherwise, shall be made without set-off (other than as specified in Section 2.06(c) below) or counterclaim and prior to 1:00 p.m., New York City time, on the due date thereof in Dollars and in immediately available funds. All payments to the Lenders shall be made to the Agent's account specified in Section 8.10(b), and shall be distributed promptly by the Agent to the parties entitled thereto in the same type of funds received at their respective addresses pursuant to Section 8.10.

         Section 2.06. Cash Collateral Account Administration; Direction of Eligible Investments.

         (a) The Indenture Trustee shall, for the benefit of the Noteholders, the Lenders and the Trust Depositor, as their interests appear in the Indenture, the Pooling Agreement and herein, (i) maintain the Cash Collateral Account in accordance with Sections 7.01 and 7.03 of the Pooling Agreement, (ii) invest funds on deposit in the Cash Collateral Account in Eligible Investments in accordance with the written instructions of the Servicer and (iii) otherwise comply with the provisions of the Indenture and Pooling Agreement as such provisions relate to the Cash Collateral Account or such Eligible Investments.

         Notwithstanding the above, each Lender may give the Servicer written investment instructions from time to time with respect to Eligible Investments provided by such Lender which such Lender desires to be acquired with its Pro Rata Share (as to each Lender, its "Invested Share") of the funds available for investment in the Cash Collateral Account, provided that (i) such Lender is rated sufficiently to qualify such investments as Eligible Investments, (ii) such Lender pays a minimum yield equal to the then applicable LIBOR Rate for the corresponding Loan Interest Period on such Invested Share, and (iii) such investments will commence on the beginning of such Loan Interest Period and mature on the last day of such Loan Interest Period. In the absence of such instructions from a Lender, the Servicer will direct the investment of such Lender's Invested Share of such funds in such Eligible Investments as the Servicer shall deem appropriate in its sole discretion. Funds available for investment in the Cash Collateral Account in excess of the aggregate of the Invested Shares of all Lenders will be invested in such Eligible Investments as the Servicer shall deem appropriate in its sole discretion.

         (b) Without limiting any claim which the Trust, the Delaware Trustee, the Owner Trustee, the Indenture Trustee, the Trust Depositor, the Servicer or any other Lender may have against the instructing Lender, in no event shall the Servicer have any responsibility or liability to the Trust, the Delaware Trustee, the Owner Trustee, the Indenture Trustee, the Trust Depositor, the Servicer or any other Lender or other Person for any direction given to the Indenture Trustee (or other holder of the Cash Collateral Account) or other action taken to the extent such direction is given or action is taken at the written instruction of a Lender as provided in this Section 2.06. The Indenture Trustee shall not be liable for investment losses on Eligible Investments selected by the Servicer pursuant to this Section 2.06.

         (c) To the extent that a Lender's Invested Share of funds in the Cash Collateral Account are invested in Eligible Investments issued by such Lender,
(i) such Lender shall retain the Investment Earnings due on such Eligible Investments, which amounts shall be applied by such Lender to pay, and such retention shall constitute (to the extent of such retention) a payment and discharge of, accrued interest on the outstanding portion of the Loan of such Lender as contemplated by Section 2.02 hereof, and (ii) on any date on which the principal amount of the Loan from such Lender is to be repaid or prepaid as provided in this Agreement from funds available therefor from the Cash Collateral Account, such Lender shall be entitled to retain from any such Eligible Investment the amount of such repayment or prepayment, which amount shall be applied by such Lender to repay or prepay, and such retention shall constitute a payment or prepayment of, such principal amount of such Loan. Each Lender agrees that any retention under this Section 2.06(c) is merely an administrative convenience and is not intended to change the amount of funds that would otherwise be on deposit in the Cash Collateral Account and available for the benefit of the Noteholders. Accordingly, each Lender agrees that such retention shall only occur to the extent that funds which are intended to be distributed to the Lenders in accordance herewith and which are the basis for a retention, are actually available for such purpose and, if for any reason such funds are not available, no Lender shall be entitled to retain any amounts with respect thereto. To the limited extent provided in this subsection 2.06(c), each Lender shall have a right of off-set against its Invested Share of funds in the Cash Collateral Account and Investment Earnings thereon; provided that no exercise of such right of off-set shall constitute a release or satisfaction of such obligation, except to the extent so retained and applied.

         Section 2.07. Increased Costs.

         (a) Subject to the provisions of Section 2.09 relating to the nonrecourse nature of the obligation to pay the Repayment Amount, if any Regulatory Change after the date hereof (or, in the case of any assignee Lender, after the effective date of the relevant Assignment Agreement) imposes, modifies or holds applicable any reserve, deposit, capital adequacy, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, the Lending Office of such Lender; and the result of the foregoing is to increase the cost to such Lender due to maintaining its Loan or issuing Eligible Investments, or to reduce any amount receivable or payment due hereunder in respect thereof then, and in any such case, after submission by such Lender to the Owner Trustee, the Indenture Trustee, the Trust Depositor and the Servicer (with a copy to the Agent) of a written request therefor, the Servicer shall direct the Indenture Trustee in writing to, and, at such direction, the Indenture Trustee shall, pay to such Lender, but only from amounts which are then or thereafter become available pursuant to Section 2.02(c), (d) or (e), any additional amounts necessary to compensate such Lender for such increased cost or reduced amount receivable. Any amounts required to be paid pursuant to the preceding sentence shall be paid on the first Payment Date that occurs at least 30 days following demand thereof and interest at the Loan Rate shall accrue on any amount unpaid after such Payment Date.

         (b) Subject to the provisions of Section 2.09 relating to the nonrecourse nature of the obligation to pay the Repayment Amount, if any Lender shall have reasonably determined that any Regulatory Change after the date hereof (or, in the case of any assignee Lender, after the effective date of the relevant Assignment Agreement) regarding capital adequacy has the effect of reducing the rate of return on such Lender's capital as a consequence of its Commitment or its obligations hereunder, under its Loan, to a level below that which such Lender or such corporation could have achieved but for such Regulatory Change (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then, from time to time, after submission by such Lender to the Owner Trustee, the Indenture Trustee, the Trust Depositor and the Servicer (with a copy to the Agent) of a written request therefor, the Servicer shall direct the Indenture Trustee in writing to, and, at such direction, the Indenture Trustee shall pay to such Lender, but only from amounts which are then, or thereafter become, available pursuant to Section 2.02(c), (d) or (e), such additional amount or amounts as will compensate such Lender for such reduction. Any amounts required to be paid pursuant to the preceding sentence shall be paid on the first Payment Date that occurs at least 30 days following demand thereof and interest at the Loan Rate, shall accrue on any amount unpaid after such Payment Date.

         (c) Each Lender agrees that it shall use its best efforts to take any necessary actions, including, subject to applicable law and only if such change will not alter, in a way deemed by such Lender to be material, its obligations under this Agreement, designating a different Lending Office for its Loan, that will avoid the need for, or reduce the amount of, any increased amounts referred to in Section 2.07(a) or (b); provided that no such Lender shall be obligated to take any actions that would, in the reasonable opinion of such Lender, be unlawful or otherwise disadvantageous to such Lender or would result in any unreimbursed cost or expense to such Lender which cost and expense would not have been incurred but for such actions. If any increased amounts referred to in
Section 2.07(a) or (b) shall not be eliminated or reduced by the designation of a different Lending Office or other actions taken by the affected Lender and payment thereof hereunder shall not be waived by such Lender within 15 days after the Trust Depositor shall have given written notice to such Lender and the Agent of its intent to replace such Lender, the Trust Depositor shall have the right to (A) request in writing that the Agent assist the Trust Depositor, and the Agent hereby agrees upon receipt of such request to assist the Trust Depositor, to obtain a replacement lender for such Lender that is acceptable to the Trust Depositor or (B) itself seek to replace the Lender hereunder with a new lender which is reasonably acceptable to the Agent; provided that (i) such Lender shall not be replaced hereunder with a new lender until such Lender has been repaid in full all amounts owed to it pursuant to this Agreement and (ii) if the Lender to be replaced is the Agent, a replacement Agent shall have been appointed by the remaining Lenders and the Agent to be replaced shall have been paid all amounts owing to it as Agent pursuant to this Agreement; provided further, that the Trust Depositor shall provide the Lender to be replaced with an Officer's Certificate stating that such new lender has advised the Trust Depositor that it is not then subject to, or has agreed not to seek, all or a portion of such increased amounts. Subject to the provisions of this Section 2.07(c), each affected Lender hereby agrees to assign all of its rights and obligations to such replacement Lender pursuant to an Assignment Agreement, subject to payment in full of such affected Lender's Loan, together with all accrued interest, fees and other amounts due to it hereunder (including amounts due it under this Section 2.07).

         (d) Each Lender claiming increased amounts described in Section 2.07(a) or (b) will furnish to the Trust Depositor, the Owner Trustee, the Indenture Trustee and the Servicer an officer's certificate prepared in good faith setting forth in reasonable detail the basis and amount of each request by such Lender for any such increased amounts referred to in Section 2.07(a) or (b). Determinations by a Lender of any increased amounts referred to in Section 2.07(a) or (b) shall be (i) made without regard to any Participations in its Loan sold by such Lender and as if such Lender held for its own account the amount of the Loan so participated and (ii) prima facie evidence of such increased costs.

         (e) Notwithstanding any provisions of this Agreement, any Lender (other than a Lender which acquires its assignment directly from the initial Lender) who has assumed the rights and obligations of another Lender shall not be entitled to receive any greater payment under Section 2.07(a) or (b) or 2.08(b) than such other Lender would have been entitled to receive with respect to the rights and obligations so assigned if such Assignment shall have been made at a time when the circumstances giving rise to such greater payment were in existence, unless the Trust Depositor shall have consented in writing to such Assignment in accordance with Section 8.09(b).

         (f) Failure on the part of any Lender to demand compensation for any amount pursuant to Section 2.07(a) or (b) with respect to any period shall not constitute a waiver of such Lender's right to demand compensation with respect to such period; provided, however, that a Lender shall not be required to be compensated for any such amount relating to any period ending, and of which such Lender has had knowledge, more than six months prior to the date that such Lender notifies the Servicer in writing thereof. Each Lender agrees to use its reasonable efforts to notify the Servicer upon obtaining actual knowledge of any increased amounts described in Section 2.07(a) or (b) incurred or to be incurred by such Lender for which such Lender plans on seeking compensation pursuant to
Section 2.07(a) or (b); provided, however, that, subject to the proviso set forth in the preceding sentence, failure to so notify the Servicer shall not constitute a waiver of such Lender's right to demand such compensation, or reduce the amount of such compensation that such Lender may demand.

         Section 2.08. Taxes.

         (a) The Trust Depositor and any successor Trust Depositor covenants and agrees that for United States federal, state and local income and franchise tax purposes (i) it is the beneficial owner of the Cash Collateral Account for tax purposes and (ii) it will report Investment Earnings on the Cash Collateral Account as its income and pay any tax thereon.

         (b) Subject to the provisions of Section 2.09 relating to the nonrecourse nature of the obligation to pay the Repayment Amount, all payments to the Agent and each Lender under this Agreement and in respect of the Loans shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by the United States or any political subdivision or taxing authority thereof or therein, or by any taxing authority in any jurisdiction from or through which the Servicer or the Indenture Trustee, in each case on behalf of the Trust, effects any payment under this Agreement, excluding, in the case of any Lender, income taxes and franchise taxes based on the net income of the Lender or measured by income, gross receipts, assets or capital of the Lender ("Income Taxes") imposed on such Lender by the taxing authority of any jurisdiction where (i) such Lender is organized or incorporated, (ii) such Lender's Lending

Office is located, (iii) such Lender's principal office or headquarters is located or (iv) where such Lender is engaged in business otherwise than as a result of this Agreement (all such non-excluded taxes, levies, imposts, duties, charges, fees, deductions and withholdings being hereinafter called "Taxes"). Notwithstanding the foregoing, Taxes shall not include taxes or withholdings attributable to amounts withheld under Code Section 1446. If any Taxes are required to be withheld from any amounts payable to any Lender hereunder, after submission by such Lender to the Indenture Trustee, the Owner Trustee, the Trust Depositor and the Servicer (with a copy to the Agent) of a written request therefor, the amounts so payable to such Lender shall be increased by the Trust (the amount of such increase to be payable only to the extent funds are then or thereafter available pursuant to Section 2.02(c), (d) or (e)) to the extent necessary to yield to such Lender (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement. Whenever any Taxes are payable by the Trust, as promptly as possible thereafter the Servicer shall send to the Agent a certified copy of an original official receipt received by the Trust and the Servicer showing payment thereof. If the Trust (or the Servicer acting on behalf of the Trust) fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Agent the required receipts or other required documentary evidence, the Servicer shall request the Trust in writing to, and the Trust shall pay the Agent or such Lender, as the case may be, but only to the extent funds are then or thereafter become available pursuant to Section 2.02(c), (d) or (e), any incremental taxes, interest or penalties that have or may become payable by the Agent or such Lender as a result of any such failure. Notwithstanding the foregoing or anything else contained herein to the contrary, no amounts shall be paid pursuant to this subsection 2.08(b) to any Lender that is not created or organized under the laws of the United States, any one of the states thereof or the District of Columbia for any period with respect to which a Lender fails, or has failed, to comply with the requirements of subsection 2.08(d).

         (c) Any Lender claiming amounts under Section 2.08(b) will furnish to the Indenture Trustee, the Owner Trustee, the Trust Depositor and the Servicer an officer's certificate prepared in good faith setting forth in reasonable detail the basis and amount of each request by such Lender or the Agent, as the case may be, for such amounts. In calculating amounts payable to a Lender or the Agent pursuant to the second sentence of Section 2.08(b) arising from the required withholding from amounts due to such Lender or the Agent hereunder, such Lender or the Agent, as the case may be, shall take into account the amount and the timing of its realization of any tax credits available to it with respect to any such withholding which such Lender reasonably believes are directly related to this Agreement. Determinations so made by a Lender or the Agent, as the case may be, of any Taxes or other amounts referred to in Section 2.08(b) shall be (i), if such Lender is not the initial Lender, made without regard to any Participations in the Loan sold by such Lender and as if such Lender held for its own account the amount of the Loan so participated and (ii) prima facie evidence of any amounts claimed under Section 2.08(b).

         (d) Each of the Lenders (including each of the assigned Lenders) that was not created or organized under the laws of the United States, any one of the states thereof or the District of Columbia, agrees that, prior to the date on which the first interest payment hereunder is due thereto, it will deliver to the Trust Depositor, the Servicer, the Agent and the Indenture Trustee two duly completed copies of the United States Internal Revenue Service Form 4224 or Form W-8ECI or, if the Lender is entitled to a complete exemption from withholding tax pursuant to the applicable tax treaty, Form 1001 or W-8BEN, or in either case successor applicable or required forms, as the case may be, and such other forms and information as may be required to confirm the availability of any applicable exemption from United States federal, state or local withholding taxes. Each Lender also agrees to deliver to the Trust Depositor, the Servicer, the Agent and the Indenture Trustee two further copies of the said Form 4224 or Form W-8ECI, such other applicable forms, or successor applicable forms or other manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it hereunder and such extensions or renewals thereof as may reasonably be requested by the Servicer, unless in any such case an event (including any change in treaty, law or regulation) as occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Servicer. Each such Lender shall certify (as of the Closing Date in the case of a Lender party hereto on such date or as of the effective date of its Assignment Agreement in the case of a Lender which became a Lender hereunder by Assignment) in the case of a Form 4224, Form W-8ECI, Form 1001 or Form W-8BEN, that it is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes. Notwithstanding any provision in this Agreement to the contrary, the Servicer and Indenture Trustee shall be entitled to withhold or cause such withholding without the requirement of any "gross-up" payment to the Lenders pursuant to Section 2.08(b) in the event of a breach of these certifications, representations and warranties or those set forth in Section 8.09(d) or Section 8.09(f).

         (e) Each Lender agrees that it shall use its best efforts to take any necessary actions, including designating a different Lending Office for the Loan, that will avoid the need for, or reduce the amount of, any amounts payable to it for Taxes referred to in Section 2.08(b); provided that no such Lender shall be obligated to take any actions that would, in the reasonable opinion of such Lender, be unlawful or otherwise disadvantageous to such Lender or would result in any unreimbursed cost or expense to such Lender, which cost and expense would not have been incurred but for such actions. If any amounts payable to a Lender for Taxes referred to in Section 2.08(b) shall not be eliminated or reduced by the designation of a different Lending Office or other actions taken by the affected Lender and payment thereof hereunder shall not be waived by such Lender within 15 days after the Trust Depositor shall have given written notice to such Lender and the Agent of its intent to replace such Lender, the Trust Depositor shall have the right to (A) request in writing that the Agent assist the Trust Depositor, and the Agent hereby agrees upon receipt of such request to assist the Trust Depositor, to obtain a replacement lender for such Lender that is acceptable to the Trust Depositor or (B) itself seek to replace the Lender hereunder with a new lender which is reasonably acceptable to the Agent; provided that (i) such Lender shall not be replaced hereunder with a new lender until such Lender has been repaid in full all amounts owed to it pursuant to this Agreement and (ii) if the Lender to be replaced is the Agent, a replacement Agent shall have been appointed by the remaining Lenders and the Agent to be replaced shall have been paid all amounts owing to it as Agent pursuant to this Agreement; provided further, that the Trust Depositor shall provide the Lender to be replaced with an officer's certificate stating that such new lender has advised the Trust Depositor that it is not then subject to, or has agreed not to seek, such amounts for Taxes. Subject to the provisions of this Section 2.08(e), each affected Lender hereby agrees to assign all of its rights and obligations to such replacement Lender pursuant to an Assignment Agreement, subject to payment in full of such affected Lender's Pro Rata Share of the Loan, together with all accrued interest, fees and other amounts due to it hereunder (including amounts due it under this Section 2.08).

         (f) Failure on the part of any Lender to demand compensation for any amount pursuant to Section 2.08(b) with respect to any period shall not constitute a waiver of such Lender's right to demand compensation with respect to such period; provided, however, that a Lender shall not be required to be compensated for any such amount relating to any period ending, and of which such Lender has had knowledge, more than six months prior to the date that such Lender notifies the Servicer in writing thereof. Each Lender agrees to use its reasonable efforts to notify the Servicer upon obtaining actual knowledge of any amounts described in Section 2.08(b) incurred or to be incurred by such Lender for which such Lender plans on seeking compensation pursuant to Section 2.08(b); provided, however, that, subject to the proviso set forth in the preceding sentence, failure to so notify the Servicer shall not constitute a waiver of such Lender's right to demand such compensation, or reduce the amount of such compensation that such Lender may demand.

         Section 2.09. Nonrecourse and Recourse Obligations; Waiver of Setoff; Obligations Absolute.

         (a) Notwithstanding any provision in any other Section of this Agreement to the contrary, but subject to Section 2.09(b) below, the obligation to repay the Repayment Amount shall be without recourse to the Trust Depositor, CFUSA, in its individual capacity and as the Servicer, any Person acting on behalf of either the Trust Depositor or the Servicer, the Trust, the Delaware Trustee, the Owner Trustee, the Indenture Trustee, any Noteholder, any Equity Certificateholder or any affiliate, officer or director of any of them, and the obligation to pay the Repayment Amount shall be limited solely to the application of Investment Earnings, Available Funds, Cash Collateral Account Surplus, and other amounts payable in respect thereof required to be distributed to the Lenders, as described in Section 2.02 hereof, and in the Indenture, and all other amounts on deposit or to be deposited from time to time in the Cash Collateral Account to the extent that such amounts are available for distribution to the Lenders.

         (b) (i) The representations and warranties of the Trust Depositor and CFUSA, in its individual capacity and as Servicer, made herein or in the Pooling Agreement, the breach of which has a material adverse effect on any Lender, (ii) the noncompliance by the Trust Depositor or CFUSA, in its individual capacity and as Servicer, with the terms and provisions of this Agreement, the Pooling Agreement or the Indenture, which noncompliance has a material adverse effect on any Lender, and (iii) the amounts of any withdrawals from the Cash Collateral Account, to the extent such amounts represent amounts which the Trust Depositor or the Servicer were required to but failed to deposit in the Collection Account in accordance with the Pooling Agreement or the Indenture, shall be with recourse to CFUSA, in its individual capacity and as Servicer or the Trust Depositor, as the case may be, but not to any successor to such Servicer; provided, however, that the sole remedy against the Trust Depositor or CFUSA for a breach of the representations and warranties in the Schedule of Representations, in the Purchase and Sale Agreements or in Section 3.09 hereof (to the extent relating to such Schedule of Representations) shall be limited to the right to have CFUSA purchase the applicable Contracts pursuant to, and make the deposits to the Collection Account, if any, required by, Section 7.06 of the Pooling Agreement. Neither the Trust Depositor nor the Servicer shall be liable for the representations or warranties made by, or the acts or omissions of, any successor to the Trust Depositor or a successor Servicer, except as provided herein and except that a Trust Depositor that is also the Servicer or a successor Servicer may be liable in its other capacity.

         (c) Each Lender agrees that it shall have no right of setoff or banker's lien against the Trust Depositor, the Servicer, the Indenture Trustee, the Delaware Trustee, the Owner Trustee, the Trust, CFUSA (in its individual capacity), any Noteholder, any Equity Certificateholder or any affiliate, officer or director of any of them or the Cash Collateral Account or any Eligible Investments, in any such case with respect to the payment of the Repayment Amount or with respect to any amount owing to any Lender, whether arising hereunder or otherwise, and that any rights of setoff that such Lender may have shall not affect its obligations hereunder except as provided in
Section 2.06(c) hereof.

         (d) Subject to and without limiting the foregoing provisions of this
Section 2.09, the obligations of the Trust, the Indenture Trustee, the Trust Depositor, the Servicer and the Lenders under this Agreement shall be absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement, irrespective of any of the following circumstances:

              (i) any lack of validity or enforceability of this Agreement, any Purchase and Sale Agreement, the VFC Assignment, the Pooling Agreement, the Equity Certificate, the Notes, the Indenture or any other Transaction Documents;

              (ii) any amendment to or waiver of, or consent to departure from, this Agreement, any Purchase and Sale Agreement, the VFC Assignment, the Pooling Agreement, the Equity Certificate, the Notes, the Indenture or any other Transaction Documents unless agreed to by the Lenders pursuant to
     Section 8.01;

              (iii) the existence of any claim, setoff, defense or other right which the Trust Depositor, the Servicer, the Indenture Trustee, the Delaware Trustee, the Owner Trustee or the Trust may have at any time against each other, any beneficiary or any transferee of the Cash Collateral Account (or any Person for whom the Trust Depositor, the Servicer, the Indenture Trustee, the Owner Trustee, any such beneficiary or any such transferee may be acting), the Agent or any Lender (except in the case of the Agent or a Lender, any claim, setoff, defense or other right arising from the negligence, bad faith or willful misconduct of the Agent or such Lender), or any other Person, whether in connection with this Agreement, the Indenture, any Purchase and Sale Agreement, the Pooling Agreement, the Equity Certificate, the Notes, any other Transaction Documents any Eligible Investment or any unrelated transactions;

              (iv) the bankruptcy, insolvency, receivership or conservatorship of the Trust Depositor, the Servicer, the Indenture Trustee, the Delaware Trustee, the Owner Trustee, the Trust, CFUSA, any Originator, any Noteholder, any Equity Certificateholder, the Agent or any Lender;

              (v) any defense based on the failure of the Trust Depositor or the Trust to receive all or any part of the proceeds of the sale of the Notes or Equity Certificate; or the nonapplication or misapplication of amounts at any time on deposit in the Cash Collateral Account (other than, in the case of a Lender, a nonapplication or misapplication by such Lender);

              (vi) any statement or any other document presented in connection with the Cash Collateral Account proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever; or

              (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing; provided, that in the case of the Agent or a Lender, the same shall not have constituted negligence, bad faith or willful misconduct on the part of the Agent or such Lender.

         Section 2.10. Indemnification.

         (a) Subject to the provisions of Section 2.09 relating to the non-recourse nature of the obligation to pay the Repayment Amount, the Trust agrees to indemnify and hold harmless, to the extent funds are available therefor under subsections 2.02(c)(vii), 2.02(c)(viii), 2.02(d)(v), 2.02(d)(vi), 2.02(e)(v) and 2.02(e)(vi), the Agent and each Lender and any director, officer, employee, or agent of such Lender (each such Person being an "Indemnitee") from and against any and all claims, damages, losses, liabilities, costs or expenses (including reasonable fees and expenses of counsel) whatsoever (other than claims for payment of the Repayment Amount and costs, losses or payments covered by Section 2.07 or 2.08) that any Indemnitee may incur (or that may be claimed against any Indemnitee) by reason of or in connection with (x) the execution and delivery or assignment of, or payment under, this Agreement or the Loans or (y) the transactions contemplated hereby (including the withdrawal from and deposit to the Cash Collateral Account of required amounts), except (i) to the extent that any such claims, damages, losses, liabilities, costs or expenses shall be caused by the willful misconduct, bad faith or gross negligence of the Indemnitee or any related Indemnitee in performing its obligations under this Agreement or the Loans, (ii) to the extent that any such claims, damages, losses, liabilities, costs or expenses relate to Income Taxes or Taxes, (iii) to the extent any such claims, damages, losses, liabilities, costs or expenses relate to information provided to an assignee of a Lender by a Person other than the Trust Depositor, the Servicer, the Indenture Trustee, the Delaware Trustee or the Owner Trustee (unless such information was provided to such Person in writing by the Trust Depositor, the Servicer, the Indenture Trustee or the Owner Trustee for, or permitted in writing by such party to be used for, such purpose), (iv) to the extent such costs or expenses are, in the good faith judgment of the Indemnitee, ordinary expenses of routine administration incurred by an Indemnitee hereunder or costs of an Indemnitee in effecting any Assignment hereof or Participation herein, in each case to the extent such costs or expenses are not specifically payable by the Trust Depositor or the Servicer hereunder or (v) as provided in Section 8.04. Promptly after receipt by the Agent or a Lender of notice of the commencement of any action, the Agent or such Lender will, if a claim in respect thereof is to be made against the Trust, under this Section 2.10(a), notify the Trust Depositor, the Delaware Trustee, the Owner Trustee, the Indenture Trustee and the Servicer in writing of the commencement thereof; but the omission so to notify the Trust Depositor, the Delaware Trustee, the Owner Trustee, the Indenture Trustee and the Servicer will not relieve the Trust from any liability which it may have to the Agent or such Lender under this Section 2.10(a); provided, however, that a Lender shall not be required to be compensated for any such amount relating to any period ending, and of which such Lender has had knowledge, more than six months prior to the date that such Lender notifies the Servicer in writing thereof. Each Lender agrees to use its reasonable efforts to notify the Servicer upon obtaining actual knowledge of any amounts described in this Section 2.10(a) incurred or to be incurred by such Lender for which such Lender plans on seeking compensation pursuant to this Section 2.10(a); provided, however, that, subject to the proviso set forth in the preceding sentence, failure to so notify the Servicer shall not constitute a waiver of such Lender's right to demand such compensation, or reduce the amount of such compensation that such Lender may demand.

         (b) Subject to the provisions of Section 2.09 relating to the non-recourse nature of the obligation to pay the Repayment Amount, CFUSA, in its individual capacity and as Servicer, agrees to indemnify and hold harmless each Indemnitee from and against any and all claims, damages, losses, liabilities, costs or expenses (including reasonable fees and expenses of counsel) whatsoever (other than claims for payment of the Repayment Amount and costs, losses or payments covered by Section 2.07 or 2.08) that any Indemnitee may incur (or that may be claimed against any Indemnitee) on the same terms and conditions that CFUSA has agreed to indemnify other parties pursuant to Section 11.12 of the Pooling Agreement.

         (c) Each Lender agrees that it shall use its best efforts to take any necessary actions, including designating a different Lending Office for the Loan, that will avoid the need for, or reduce the amount of, any indemnity payments referred to in Section 2.10(a); provided that no such Lender shall be obligated to take any actions that would, in the reasonable opinion of such Lender, be unlawful or otherwise disadvantageous to such Lender or would result in any unreimbursed cost or expense to such Lender, which cost and expense would not have been incurred but for such actions. If any indemnity amounts payable to a Lender referred to in Section 2.10(a) shall not be eliminated or reduced by the designation of a different Lending Office or other actions taken by the affected Lender and payment thereof hereunder shall not be waived by such Lender within 15 days after the Trust Depositor shall have given written notice to such Lender and the Agent of its intent to replace such Lender, the Trust Depositor shall have the right to (A) request in writing that the Agent assist the Trust Depositor, and the Agent hereby agrees upon receipt of such request to assist the Trust Depositor, to obtain a replacement lender for such Lender that is acceptable to the Trust Depositor or (B) itself seek to replace the Lender hereunder with a new lender which is reasonably acceptable to the Agent; provided that (i) such Lender shall not be replaced hereunder with a new lender until such Lender has been repaid in full all amounts owed to it pursuant to this Agreement and (ii) if the Lender to be replaced is the Agent, a replacement Agent shall have been appointed by the remaining Lenders and the Agent to be replaced shall have been paid all amounts owing to it as Agent pursuant to this Agreement; provided further, that the Trust Depositor shall provide the Lender to be replaced with an officer's certificate stating that such new lender has advised the Trust Depositor that it is not then subject to, or has agreed not to seek, such indemnity amounts. Subject to the provisions of this Section 2.10(c), each affected Lender hereby agrees to assign all of its rights and obligations to such replacement Lender pursuant to an Assignment Agreement, subject to payment in full of such affected Lender's Pro Rata Share of the Loan, together with all accrued interest, fees and other amounts due to it hereunder (including amounts due it under this Section 2.10).

         (d) Any Lender claiming amounts under Section 2.10(a) will furnish to the Indenture Trustee, the Delaware Trustee, the Owner Trustee, the Trust Depositor and the Servicer an officer's certificate prepared in good faith setting forth in reasonable detail the basis and amount of each request by such Lender or the Agent, as the case may be, for such amounts. Determinations by a Lender, or the Agent, as the case may be, of any indemnity amounts referred to in Section 2.10(a) shall be (i) made without regard to any Participations in the Loan sold by such Lender and as if such Lender held for its own account the amount of the Loan so participated and (ii) prima facie evidence of any amounts claimed under Section 2.10(a).

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES
                            OF DEPOSITOR AND SERVICER

           In order to induce the Agent and the Lenders to enter into this Agreement and to induce the Lenders to make their respective Loans hereunder, each of the Trust Depositor and the Servicer, and with respect to Sections 3.06, 3.09 and 3.11 and subsection 3.06(b), CFUSA in its individual capacity, represents and warrants to the Lenders as follows:

         Section 3.01. Corporate Existence. The Trust Depositor is a limited liability company and the Servicer is a corporation, each of which is validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority under such laws to own its properties and conduct its business as such properties are presently owned and such business is presently conducted and to execute, deliver and perform its obligations under this Agreement, the Pooling Agreement, the Purchase and Sale Agreements, the Underwriting Agreement, the Indenture and the other Transaction Documents to which it is a party.

         Section 3.02. Corporate Authority. It has the corporate power, authority and right to make, execute, deliver and perform this Agreement, the Pooling Agreement, the Purchase and Sale Agreements, the Underwriting Agreement, the Indenture, the other Transaction Documents to which it is a party and all the transactions contemplated hereby and thereby and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement, the Pooling Agreement, the Purchase and Sale Agreements, the Underwriting Agreement, the Indenture and the other Transaction Documents to which it is a party. Each of this Agreement, the Pooling Agreement, the Purchase and Sale Agreements, the Underwriting Agreement, the Indenture and the other Transaction Documents to which it is a party constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent transfer, receivership, conservatorship and other laws of general applicability relating to or affecting creditors' rights in general. The enforceability of its obligations under such agreements is also subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

         Section 3.03. No Consents Required. No consent, license, approval or authorization of, or registration with, any Governmental Authority is required to be obtained in connection with its execution, delivery or performance of each of this Agreement, the Pooling Agreement, the Purchase and Sale Agreements, the Underwriting Agreement, the Indenture and any other Transaction Documents to which it is a party that has not been duly obtained and which is not and will not be in full force and effect on the Closing Date, except such that may be required by the blue sky laws of any state or consents, licenses, approvals or authorizations of, or registrations with, any Governmental Authority that, individually or in the aggregate, would not have a material adverse effect on the Trust Depositor's or the Servicer's, as applicable, ability to perform its obligations under, or the validity or enforceability of, this Agreement, the Pooling Agreement, the Purchase and Sale Agreements, the Underwriting Agreement, the Indenture or any other Transaction Documents to which it is a party.

         Section 3.04. No Violation. The execution, delivery and performance of each of this Agreement, the Pooling Agreement, the Purchase and Sale Agreements, the Underwriting Agreement, the Indenture and any other Transaction Documents to which it is a party do not violate any provision of any existing law or regulation applicable to it, any order or decree of any court or other judicial authority to which it is subject, its articles of association or by-laws or any mortgage, indenture, contract or other agreement to which it is a party or by which it or any significant portion of its properties is bound (other than violations of such laws, regulations, orders, decrees, mortgages, indentures, contracts and other agreements that, individually or in the aggregate, would not have a material adverse effect on the Trust Depositor's or the Servicer's, as applicable, ability to perform its obligations under, or the validity or enforceability of, this Agreement, the Pooling Agreement, the Purchase and Sale Agreements, the Underwriting Agreement, the Indenture or any other Transaction Documents to which it is a party).

         Section 3.05. No Proceeding. There is no litigation or administrative proceeding before any court, tribunal or governmental body presently pending or, to the knowledge of the Trust Depositor or the Servicer, threatened against the Trust Depositor or the Servicer, as the case may be, with respect to this Agreement, the Pooling Agreement, the Purchase and Sale Agreements, the Underwriting Agreement, the Indenture, any other Transaction Documents to which it is a party, the transactions contemplated hereby or thereby or the issuance of the Notes or Equity Certificate that would have a material adverse effect on the transactions contemplated by, or its ability to perform its obligations under, this Agreement, the Pooling Agreement, the Purchase and Sale Agreements, the Underwriting Agreement, the Indenture or any other Transaction Documents to which it is a party.

         Section 3.06. Registration and Prospectus; Other Information. (a) Neither the Registration Statement at the time it was declared effective, the Prospectus as of its date, nor any post-effective amendment or supplement to the Registration Statement or the Prospectus at the time it is filed with the Commission and at the Closing Date: (i) contained or will contain any untrue statement of a material fact or omitted or will omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, it being understood that the Registration Statement and Prospectus were prepared only in connection with the offering of the Notes; or (ii) disclosed or will disclose the identity of the Agent or any Lender except at the request of any regulatory body, or by the order of any court or administrative agency.

         (b) (i) All financial and other written information provided by or on behalf of CFUSA is true and correct, as of their respective dates, in all material respects when read in conjunction with the Prospectus; and (ii) all financial and other written information provided by or on behalf of CFUSA to the initial Lender for use in connection with such Lender's syndication of the Loans, is true and correct in all material respects. For purposes of this Agreement, "written information" will include information provided electronically on a computer disk, via electronic mail, or by any similar means.

         Section 3.07. Trust Indenture Act; Investment Company Act. The Pooling Agreement is not required to be qualified under the Trust Indenture Act of 1939 (as amended), the Trust is not required to be registered under the Investment Company Act of 1940 (as amended) and the Indenture has been properly qualified under the Trust Indenture Act of 1939, as amended.

         Section 3.08. No Event of Default or Servicer Termination Event. No Event of Default with respect to the Notes or Servicer Termination Event has occurred and is continuing, and no event, act or omission has occurred and is continuing which, with the lapse of time, the giving of notice, or both, would constitute such an Event of Default or Servicer Termination Event.

         Section 3.09. Representations and Warranties in Transaction Documents and Regarding Repurchase Event. Its representations and warranties (i) in
Section 3.01 of the Pooling Agreement and Section 2 of the Underwriting Agreement, (in the case of the Trust Depositor), or (ii) in Section 3.02 of the Pooling Agreement and Section 2 of the Underwriting Agreement (in the case of CFUSA, in its individual capacity or as Servicer, as the case may be) are true and correct in all material respects as of the dates they were made (unless they specifically refer to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date); and as of the date hereof and as of the Closing Date, no event exists with respect to Contracts which obligated CFUSA to repurchase such Contracts pursuant to Section 7.06 of the Pooling Agreement; provided, however, that the sole remedy for a breach of the representations and warranties made in this
Section 3.09 shall be limited to the right to have CFUSA purchase the applicable Contracts and make the deposits to the Collection Account to the extent required in the Pooling Agreement.

         Section 3.10. Withdrawal From the Cash Collateral Account. The only events which may give rise to a withdrawal from the Cash Collateral Account are the circumstances described in the Pooling Agreement and in this Agreement.

         Section 3.11. Adverse Selection. No selection procedures adverse to the Noteholders have been or will be used in selecting the Contracts from among the lease and loan contracts owned and available for transfer by (i) CFUSA, at the time of sale to the Trust Depositor to the Trust, or (ii) the Trust Depositor on April 1, 2002 and on the Closing Date.

                                   ARTICLE IV

                              CONDITIONS PRECEDENT

         Sections 4.01 through 4.09 constitute conditions precedent to the obligation of the Lenders to make their respective Loans on the Closing Date, and Section 4.10 constitutes a condition precedent to the obligation of the Trust Depositor, the Servicer, the Trust and the Indenture Trustee to enter into this Agreement on the Closing Date.

         Section 4.01. Representations and Warranties. On the Closing Date and after giving effect to the making of the Loans and the issuance of the Notes and the Equity Certificate, all representations and warranties of the Trust Depositor and CFUSA, in its individual capacity and as Servicer, contained herein or in the Pooling Agreement, the Indenture, the Purchase and Sale Agreements, the Underwriting Agreement, any other Transaction Documents or otherwise made in writing pursuant to any of the provisions hereof or thereof shall be true and correct in all material respects with the same force and effect as though such representations and warranties had been made on and as of such date (unless such representations and warranties specifically relate to an earlier date in which case such representations and warranties shall have been true and correct in all material respects on such earlier date); provided, however, that the sole remedy for a breach of all such representations and warranties shall be limited to the right to have CFUSA purchase the applicable Contracts and make the deposits to the Collection Account to the extent required in the Pooling Agreement.

         Section 4.02. Transaction Agreements. The Agent shall have received copies of each of the Pooling Agreement, the Indenture, the Underwriting Agreement and any other Transaction Documents, duly executed by the parties thereto.

         Section 4.03. Additional Documents. The Trust Depositor and the Servicer, as the case may be, shall have furnished or caused to be furnished to the Agent, on the Closing Date, executed copies of the opinions required by
Section 6 of the Underwriting Agreement and such additional opinions as may have been required by any Rating Agency (in each case, addressed to the Agent on behalf of the Lenders or accompanied by a letter providing that the Agent on behalf of the Lenders may rely on such opinion as if it were directed to the Lenders, and in form and substance satisfactory to the Agent and its counsel) and such additional documents, instruments, certificates or letters as the Agent may reasonably request.

         Section 4.04. Accountant's Letter. The Agent shall have received copies of the executed letters of PricewaterhouseCoopers LLP delivered pursuant to
Section 6 of the Underwriting Agreement.

         Section 4.05. Note Issuance and Holdback Amount. Simultaneously with the deposit of the proceeds of the Loans into the Cash Collateral Account (x) the Notes shall have been duly executed and authenticated and delivered in accordance with Section 2.02 of the Indenture and purchased by the underwriters pursuant to the Underwriting Agreement, and (y) the Holdback Amount shall be deposited into the Cash Collateral Account pursuant to the Underwriting Agreement.

         Section 4.06. Secretary's Certificate. On the Closing Date, the Agent shall have received from the Trust Depositor, the Servicer and each Originator a certificate of the Secretary or an Assistant Secretary of the Trust Depositor and the Servicer attaching copies of the articles of incorporation or association, as applicable, and by-laws of the Trust Depositor and the Servicer (as in effect on the Closing Date) and the resolutions of the Board of Directors or the Executive Committee of the Board of Directors of the Trust Depositor and the Servicer, certified as of the Closing Date, authorizing the execution, delivery and performance of the Pooling Agreement, the Indenture and this Agreement and as to the incumbency of certain officers of the Trust Depositor and the Servicer authorized to execute this Agreement and the documents required hereby.

         Section 4.07. Cash Collateral Account. On the Closing Date, the Agent and the Trust shall have received satisfactory evidence of the establishment of the Cash Collateral Account.

         Section 4.08. Ratings. On the Closing Date, the Agent shall have received evidence reasonably satisfactory to the Agent that (i) the Class A-1 Notes have been rated in the highest rating category by Standard & Poor's, Moody's and Fitch, (ii) the Class A Notes other than the Class A-1 Notes have been rated AAA by Standard & Poor's, Aaa by Moody's and AAA by Fitch, (iii) the Class B Notes have been rated no lower than "AA" by Standard & Poor's, "Aa3" by Moody's and "AA" by Fitch, (iv) the Class C Notes have been rated no lower than "A" by Standard & Poor's, "A2" by Moody's and "A" by Fitch, and (v) the Class D Notes have been rated no lower than "BBB" by Standard & Poor's, "Baa3" by Moody's and "BBB" by Fitch.

         Section 4.09. Agent Fees. On or prior to the Closing Date, the Trust Depositor shall have paid the Agent the upfront fees separately agreed to by them.

         Section 4.10. Legal Opinions. On the Closing Date, the Trust Depositor, the Servicer, the Trust and the Indenture Trustee shall have received favorable written opinions of New York and foreign counsel, as applicable, to each Lender, in each case in form and substance reasonably satisfactory to the Trust Depositor, the Indenture Trustee, the Trust and the Servicer to the effect that this Agreement constitutes the valid and binding obligation of each Lender, enforceable in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency and similar laws, and to moratorium laws and other laws affecting creditors' rights generally from time to time in effect and to general principles of equity).

                                    ARTICLE V

                                    COVENANTS

         Each of the Trust Depositor and the Servicer (and, in the case of Sections 5.01, 5.02 and 5.07, each of the Trust Depositor, the Servicer, and the Indenture Trustee) covenants and agrees that, so long as any amount of the Loans shall be outstanding or any monetary obligation arising hereunder is owing and shall remain unpaid, unless the Required Lenders shall otherwise consent in writing, the Trust Depositor or the Servicer (or, in the case of Sections 5.01, 5.02 and 5.07, the Indenture Trustee), as applicable, will:

         Section 5.01. Performance of Agreements. For the benefit of the Lenders, perform on a timely basis each of their respective agreements, warranties and indemnities under, and comply in all material respects with each of the respective terms and provisions applicable to it in, the Pooling Agreement, the Purchase and Sale Agreements, the Underwriting Agreements, the Indenture and the other Transaction Documents.

         Section 5.02. Amendments to the Pooling Agreement, Purchase and Sale Agreements and the Indenture. Not terminate (except in accordance with the terms thereof or otherwise only if at the time of such termination, no Repayment Amount or other amount payable to the Agent or the Lenders hereunder or under the Indenture is unpaid), amend, waive or otherwise modify the Pooling Agreement, the Purchase and Sale Agreements, the Indenture and the other Transaction Documents without the prior written consent of the Required Lenders unless (a) such amendment, waiver or modification shall not, as evidenced by an Officer's Certificate delivered to the Agent, adversely affect in any material respect the interests of the Lenders under this Agreement and (b) prior to the effectiveness of any such amendment, waiver or modification the Rating Agencies shall confirm in writing that the rating of the Notes will not be lowered or withdrawn as a result of such amendment, waiver or modification.

         Section 5.03. Certificates. Furnish to the Agent a copy of each certificate, report, statement, notice or other communication (in addition to those referred to in Section 5.09) furnished by or on behalf of the Trust Depositor or the Servicer to the Noteholders, the Owner Trustee, the Indenture Trustee or any Rating Agency concurrently therewith and furnish to the Agent promptly after receipt thereof a copy of each notice, demand or other communication received by or on behalf of the Trust Depositor or the Servicer with respect to the Notes, this Agreement, the Pooling Agreement, the Purchase and Sale Agreements, the Indenture and the other Transaction Documents.

         Section 5.04. Monthly Status Reports. Furnish to the Agent, on a monthly basis on each Payment Date, a monthly report in the form of Exhibit B hereto (which report shall have attached thereto a copy of the Servicer's Certificate delivered pursuant to the Pooling Agreement for the related Collection Period) and such other information with respect to the Trust's property as the Agent may reasonably request (including a copy of the monthly statements with respect to the Cash Collateral Account furnished by the holder thereof (if other than the Trust Depositor, the Servicer or an Affiliate thereof) and information relating to the source and amount of any prepayment of the Loans pursuant to Section 2.02(c) or (d)).

         Section 5.05. Default. Furnish to the Agent, promptly after the occurrence of any Servicer Termination Event or Event of Default, a certificate of an appropriate officer of the Servicer setting forth the circumstances of such Servicer Termination Event or Event of Default, and any action taken or proposed to be taken with respect thereto.

         Section 5.06. Timely Payments. Timely make all payments, deposits or transfers, and give all instructions to transfer, required to be made by it under the Indenture and the Pooling Agreement.

         Section 5.07. Successor Indenture Trustee. Not appoint (or cause to be appointed) a successor Indenture Trustee without the prior written consent of the Agent (which consent shall not be unreasonably withheld) except as permitted hereunder and by the Indenture.

         Section 5.08. Inspection. Afford the Agent and each Lender reasonable access once in any twelve-month period upon 10 days' notice, during normal business hours and at the expense of the Agent or such Lender, as the case may be, to all records maintained by the Trust Depositor or the Servicer relating to the Contracts (other than names of obligors, and strategic plans for the Trust Depositor's and Servicer's business) for purposes of inspection, to which inspection the Trust Depositor and Servicer by their execution of this Agreement hereby consent; provided that if an Event of Default has occurred and is continuing, the Trust Depositor or the Servicer, as applicable, shall provide, upon five days' notice, the Agent and each Lender reasonable access to such records during normal business hours as the Agent shall specify in writing to the Trust Depositor or the Servicer, as applicable.

         Section 5.09. Periodic Reports of the Accountants. Furnish to the Agent, upon request, (a) a copy of each annual servicing report of independent public accountants received by the Indenture Trustee from the Servicer pursuant to Section 9.04 of the Pooling Agreement and (b) a copy of any other data furnished to the Indenture Trustee pursuant to Section 9.03 of the Pooling Agreement.

         Section 5.10. Other Actions. Execute and deliver to the Agent all such documents and instruments and do all such other acts and things as may be necessary or reasonably required by the Agent, the Lenders, the Trust or the Indenture Trustee to enable the Indenture Trustee, the Trust, the Agent or the Lenders to exercise and enforce their respective rights under this Agreement, the Pooling Agreement, the Purchase and Sale Agreements, the Indenture, and other Transaction Documents and to realize thereon, and the Trust Depositor at the expense of the Agent shall record and file and re-record and refile all such documents and instruments, at such time or times, in such manner and at such place or places, as may be necessary or reasonably required by the Indenture Trustee, the Trust or the Agent to validate, preserve, perfect and protect the position of the Indenture Trustee, the Trust or the Lenders under this Agreement, the Pooling Agreement, the Purchase and Sale Agreements, the Indenture, and other Transaction Documents and the Trust Depositor and the Servicer shall maintain each of such agreements as part of its official records.

         Section 5.11. Trust Depositor Financial Information; Other Information. Furnish to the Lenders (a) promptly when publicly available, such publicly available financial information as to the Trust Depositor and the Servicer as such Lenders may reasonably request and (b) such information with respect to the Contracts as such Lenders may reasonably request (other than names of obligors and strategic plans for the Trust Depositor's lending business or other such confidential information).

         Section 5.12. Lenders' Identities. Maintain as confidential and not disclose to any Person (other than any officer, employee or representative of a party hereto, any underwriter under the Underwriting Agreement or a Rating Agency, or in connection with any filing under the applicable UCC which lists the Agent or any Lender (or the Owner Trustee or the Indenture Trustee on their behalf) as secured parties) the identity of the Agent or any Lender as enhancement provider under this Agreement, except as the Agent or such Lender may have consented to in writing prior to any proposed disclosure or except as the Trust Depositor and/or the Servicer may have been advised by counsel is (i) required by law or (ii) reasonably necessary or desirable in connection with any lawsuit or governmental investigation or proceeding.

                                   ARTICLE VI

                          REPRESENTATIONS AND WARRANTIES
                          AND AGREEMENTS OF THE LENDERS

         Section 6.01. Representations and Warranties of the Lenders. Each Lender represents and warrants to the Indenture Trustee, the Delaware Trustee, the Owner Trustee, the Trust Depositor and the Servicer, that:

         (a) such Lender is duly authorized to enter into and perform this Agreement and has duly executed and delivered this Agreement;

         (b) this Agreement constitutes the legal, valid and binding obligation of such Lender, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, conservatorship, receivership and other laws now or hereafter in effect relating to, or affecting generally, the enforcement of creditors' rights and remedies as the same may be applied in the event of the bankruptcy, insolvency, reorganization, conservatorship, receivership or liquidation or a similar event of such Lender or a moratorium applicable to the Lender and to general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity);

         (c) no consent or approval of or other action by any Governmental Authority having jurisdiction over the Lender is required in connection with the execution, delivery or performance by such Lender of this Agreement;

         (d) either (i) it is properly classified as, and will remain classified as, a "corporation" as described in Code Section 7701(a)(3) and is not, and will not become, an "S corporation" under Code Section 1361, or (ii) neither (x) 40% or more of the value of any beneficial owner's interest in the Lender is attributable to the Lender's Loan nor (y) its acquisition of the Loan is for the purpose of permitting the Trust to avoid the 100-partner limitation of Treasury Regulation Section 1.7704-1(h)(3)(ii) in the event the Trust is characterized as a partnership for federal income tax purposes; and

         (e) the execution, delivery and performance of each of this Agreement and any other Transaction Documents to which it is a party do not violate any provision of any existing law or regulation applicable to it, any order or decree of any court or other judicial authority to which it is subject, its articles of association or by-laws or any mortgage, indenture, contract or other agreement to which it is a party or by which it or any significant portion of its properties is bound (other than violations of such laws, regulations, orders, decrees, mortgages, indentures, contracts and other agreements that, individually or in the aggregate, would not have a material adverse effect on such Lender, its ability to perform its obligations under, or the validity or enforceability of, this Agreement or any other Transaction Documents to which it is a party).

                                  ARTICLE VII

                                   [RESERVED]

                                  ARTICLE VIII

                                  MISCELLANEOUS

         Section 8.01. Amendments and Waivers. This Agreement shall not be amended, waived or modified without the written consent of the Trust Depositor, the Servicer, the Trust, the Indenture Trustee and the Required Lenders. The Servicer shall provide to each of the Rating Agencies a copy of any amendment prior to the effectiveness thereof.

         Section 8.02. Cash Collateral Account Withdrawal Statement. If the Termination Date shall have occurred and the Lenders have not been repaid in full, the Trust Depositor or the Servicer shall provide the Agent with a description of the events giving rise to each withdrawal from the Cash Collateral Account (in the case of the Servicer, only while acting in such capacity) in such detail as the Agent may reasonably request and with such additional background information and data with respect thereto as the Agent may reasonably request and the Trust Depositor or the Servicer can reasonably supply.

         Section 8.03. Servicing Transfer.

         (a) If a Servicing Transfer occurs under the Pooling Agreement, from and after the effective date of such Servicing Transfer, the successor Servicer appointed pursuant to the Pooling Agreement, and not the replaced Servicer, shall be responsible for the performance of all servicing functions to be performed from and after such date. Such Servicing Transfer shall not affect any rights or obligations of the replaced Servicer under this Agreement that arose prior to the effective date of the Servicing Transfer or the rights or obligations of the replaced Servicer under this Agreement, including under Sections 2.02(c), (d) and (e), Section 2.06, Section 2.09 and Article V (in the case of Sections 5.03, 5.04 or 5.09 under Article V, excluding any documents received by any successor Servicer other than the Trust Depositor and also excluding any documents received by the Trust Depositor from the successor Servicer), this Section 8.03 or Section 8.04 whether arising before or after such date, except to the extent that an obligation to indemnify the Agent or the Lenders under Section 2.10(c) arises as a result of any act or failure to act of any successor Servicer in the performance of the servicing functions. At the time of any transfer of the servicing functions to a successor Servicer, such successor Servicer shall furnish to the Agent copies of its annual financial statements (which financial statements shall be audited, if available) or, if such successor Servicer is a national banking association, copies of its call reports for each of the last three fiscal years.

         (b) Subject to Sections 2.09 and 8.03(a), any successor Servicer, by accepting its appointment pursuant to the Pooling Agreement, (i) shall agree to be bound by the terms, covenants and conditions contained herein applicable to the Servicer and to be subject to the duties and obligations of the Servicer hereunder, (ii) as of the date of its acceptance, shall be deemed to have made with respect to itself the representations and warranties made by the Servicer in Sections 3.01 through 3.05 hereof (in the case of Section 3.01 with appropriate factual changes) and (iii) shall agree on a recourse basis to indemnify and hold harmless any Indemnitee from and against any and all claims, damages, losses, liabilities, costs or expenses (including the fees and expenses of counsel) whatsoever that such Indemnitee may incur (or which may be claimed against such Indemnitee) by reason of the negligence or willful misconduct of such successor Servicer in exercising its powers and carrying out its obligations under the Pooling Agreement, the Indenture or this Agreement.

         Section 8.04. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAW PROVISIONS.

         Section 8.05. No Waiver. Except as specifically provided herein, neither any failure nor any delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege.

         Section 8.06. Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         Section 8.07. Termination. This Agreement shall remain in full force and effect until the later of (a) the payment of the Repayment Amount and (b) the Termination Date. The provisions of Sections 2.02(f), 2.07, 2.08, 2.09, 2.10, 8.04, 8.10, 8.17 and 8.19 shall survive the termination of this Agreement.

         Section 8.08. Successors and Assigns; Assignments.

         (a) This Agreement shall be binding upon, and inure to the benefit of, the Lenders, the Trust, the Indenture Trustee, the Trust Depositor, the Servicer and their respective successors and permitted assigns (other than Participants); provided that neither the Servicer nor the Trust Depositor may assign any of its rights or obligations hereunder (by operation of law or otherwise) without the prior written consent of the Lenders except as otherwise provided herein or in the Pooling Agreement; and provided further, that no assignment permitted hereunder shall relieve the Trust Depositor or the Servicer, as applicable, from any of their respective obligations arising hereunder prior to such assignment (including obligations with respect to breaches of representations and warranties made herein).

         (b) Subject to the other provisions of this Agreement, each Lender may at any time sell, assign or otherwise transfer (each, an "Assignment") to any assignee (upon such assignment, a "Lender") all or part of the obligations due to it in respect of its Loan and its rights and obligations under this Agreement; provided that (i) if a partial assignment of the assignor Lender's interest in the Loan, the minimum amount of such assignment of the Loan shall be $1,000,000, (ii) such assignee Lender shall have entered into an Assignment Agreement in the form of Exhibit A, pursuant to which such assignee Lender has agreed in writing to assume the rights and obligations of the assignor Lender (to the extent of such Assignment), (iii) such assignee Lender shall, upon the request of the Trust Depositor, provide the Indenture Trustee, the Servicer and the Trust Depositor (prior to the effective date of its Assignment Agreement) with an opinion of counsel reasonably satisfactory to the Indenture Trustee and the Trust Depositor, as to the enforceability of this Agreement and the Assignment Agreement with respect to such assignee Lender, (iv) such assignee Lender shall comply with Section 8.08(d) and shall have delivered to the Indenture Trustee, prior to the effectiveness of such Assignment, an executed copy of an agreement under which such assignee Lender has made the representations, warranties and covenants required to be made pursuant to such Section and Section 2.08(d), (v) such assignee Lender shall have entered into a Confidentiality Agreement substantially in the form of Exhibit C, and (vi) if Section 2.08(d) applies to such assignee Lender, such assignee Lender and the Agent shall provide the forms described in Section 2.08(d) in the manner described therein. The Servicer shall notify each Rating Agency of each Assignment of which it has received notice.

         (c) Each assignee Lender shall comply with the applicable provisions of
Section 2.08(d).

         (d) Each Lender agrees with the Trust Depositor that: (a) such Lender will deliver to the Trust Depositor on or before the effective date of any Participation or Assignment a letter in the form attached hereto as Exhibit A, executed by such Lender, in the case of an Assignment, or by the Participant, in the case of a Participation, with respect to the purchase by such Lender or Participant of a portion of the Pro Rata Share and (b) all of the statements made by such Lender in such letter shall be true and correct as of the date made.

         (e) Each Lender may assign and pledge all or a portion of its rights hereunder (including any rights to repayment of its Pro Rata Share of the Loans and any interest thereon) to any Federal Reserve Bank as collateral to secure any obligation of such Lender to such Federal Reserve Bank. In the event of an assignment or pledge in accordance with the foregoing, such Lender shall not have assigned, and the Federal Reserve Bank shall not be liable for, any obligations of such Lender under this Agreement. Such assignment may be made at any time without notice or other obligation with respect to the assignment.

         (f) Any Lender may at any time grant to any person a participation (each, a "Participation") in all or part (but not less than $1,000,000) of its Commitment and its Pro Rata Share, and its rights under this Agreement (each such Person, a "Participant"); provided, however, that such Participation shall be void, unless such Participant shall comply with the applicable provisions of
Section 8.08(d) and such Lender shall have delivered to the Indenture Trustee, the Servicer and the Trust Depositor prior to the effectiveness of its Participation, a copy of an agreement under which such Participant has made the representations, warranties and covenants required to be made pursuant to such Section substantially in the form attached hereto as Exhibit A. Each Lender hereby acknowledges and agrees that any such disposition will not alter or affect in any way whatsoever such Lender's direct obligations hereunder and that none of the Indenture Trustee, the Delaware Trustee, the Owner Trustee, the Trust Depositor, the Servicer nor the Agent shall have any obligation to, have any communication or relationship whatsoever with, or liability whatsoever to, any Participant of such Lender in connection with this Agreement; provided, however, the Trust shall be obligated to reimburse such Participant for all amounts under Sections 2.07, 2.08 and 2.10 as if such Participant were a Lender hereunder, but with respect to Participations made by Lenders other than the initial Lender, only in an amount not in excess of the amounts that would have been owing thereunder to each such other Lender that shall have granted such Participation had such Participation not been granted. Each Lender shall promptly notify the Agent (which shall promptly notify the Trust Depositor) in writing of the identity and interest of each Participant upon any such disposition. In granting any Participation, the Lender certifies, represents and warrants that (i) such Participant is entitled to (x) receive payments with respect to its Participation without deduction or withholding of any United States federal income taxes and (y) an exemption from United States backup withholding tax, (ii) if Section 2.08(d) applies to such Participant, as if it were a Lender, prior to the date on which the first interest payment is due to the Participant, such Lender will receive and provide to the Agent, and the Agent will provide to the Servicer and Indenture Trustee, the forms described in
Section 2.08(d) as though the Participant were a Lender, (iii) such Participant shall have entered into a Confidentiality Agreement substantially in the form of Exhibit C, and (iv) such Lender and Agent similarly will provide subsequent forms as described in Section 2.08(d) with respect to such Participant as though it were a Lender.

         (g) Any Lender shall have the option to change the office of such Lender at which its Commitment or Pro Rata Share of the Loan is maintained, provided that such Lender shall have prior to such change in office complied with the provisions of Section 2.08(d) as such provisions relate to withholding taxes and provided further, that such Lender shall not be entitled to any amounts otherwise payable under Section 2.07 or Section 2.08 resulting solely from such change in office unless such change in office was mandated by applicable law or by such Lender's compliance with the provisions of Section 2.07(c) or Section 2.08(e).

         Section 8.09. Notices.

         (a) All notices and other communications provided for hereunder shall be in writing and, if to the Trust Depositor, the Servicer, the Delaware Trustee, the Owner Trustee, or the Indenture Trustee either mailed or delivered to it, or sent by facsimile transmission, addressed to it or sent as set forth in the Pooling Agreement or the Indenture, or if to the Agent, mailed or delivered to it, or sent by facsimile transmission, to it at 1 CIT Drive, Livingston, New Jersey 07039, Attention: General Counsel (with a copy to the attention of the Treasurer), (telecopy no. (973) 740-5000), or, if to any other party, as such party may direct in a written notice to the other parties. All such notices and other communications shall be effective if personally delivered, upon delivery to the aforesaid address, if mailed, five days after the date of mailing, addressed as aforesaid or, if sent by facsimile transmission, when sent (receipt confirmed). Any party hereto may change the address to which notices to it are to be sent by notice given to the other parties hereto.

         (b) Written notice of payments to the Agent under this Agreement shall be given to the Agent by facsimile transmission stating that a transfer of immediately available funds has been made to the Agent, identifying the particular Loan, the amount paid and stating the Federal wire transfer confirmation number of such wire transfer. Unless otherwise directed by the Agent, all payments to the Agent shall be made to it directly in federal funds as follows:

         Pay To: NCT Funding Company, L.L.C.
                 JP Morgan Chase
                 021-000-021
                 323-946151
                 CIT Equipment Collateral 2002-VT1

         Section 8.10. Survival of Representations and Warranties. All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement.

         Section 8.11. Exclusive Benefit. The rights and remedies of the Agent and the Lenders specified herein are for the sole and exclusive benefit, use and protection of the Agent and the Lenders, and the Agent and the Lenders are entitled, but shall have no duty or obligation to the Trust Depositor, the Servicer, the Delaware Trustee, the Owner Trustee, the Indenture Trustee, any Noteholder or Equity Certificateholder or otherwise, (a) to exercise or to refrain from exercising any right or remedy reserved to the Agent and the Lenders hereunder or (b) to cause the Indenture Trustee or any other party to exercise or to refrain from exercising any right or remedy available to it.

         Section 8.12. Limitation of Remedies. Subject to the Lenders' right to partial prepayment pursuant to Section 2.02(c) and (d), the Lenders shall not have the right to cause the Loan or any portion thereof to become due and payable prior to the Termination Date.

         Section 8.13. Counterparts. This Agreement may be executed in any number of copies, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument.

         Section 8.14. Previous Agreements. Any previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement.

         Section 8.15. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. Each party hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 8.15.

         Section 8.16. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

         Section 8.17. Jurisdiction; Consent to Service of Process. To the fullest extent permitted by applicable law, each of the Trust Depositor, the Servicer, the Lenders, the Trust and the Indenture Trustee (a) hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment and (b) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that a party may otherwise have to bring any action or proceeding relating to this Agreement against any other party or its respective properties in the court of any jurisdiction.

         Section 8.18. Bankruptcy. To the extent that the Indenture Trustee, the Servicer or the Trust Depositor makes a payment to the Agent or the Lenders or the Agent or the Lenders receive any payment or proceeds with respect to the Repayment Amount or any other amount payable in connection with this Agreement, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent such payment or proceeds are set aside, the Repayment Amount or any other amount payable in connection with this Agreement or part or parts thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by the Agent or the Lenders.

         Section 8.19. Nonpetition Agreements; Rights in Trust Property.

         (a) Notwithstanding any prior termination of this Agreement neither the Agent nor any Lender shall acquiesce, petition or otherwise invoke or cause the Trust or the Trust Depositor to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against the Trust or the Trust Depositor under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or the Trust Depositor or any substantial part of their respective property or ordering the winding up or liquidation of the affairs of the Trust or the Trust Depositor. The Agent and Lenders acknowledge that the Trust Depositor and the Trust are each legal entities separate from any other entity and that the Noteholders have relied on such separateness, and the Agent and Lenders agree, which agreement shall be enforceable by the Noteholders at law or through an action for specific performance, not to seek or support the substantive consolidation of the Trust Depositor or the Trust with any other entity as long as the Notes remain outstanding.

         (b) Notwithstanding anything contained in this Agreement to the contrary, the Lenders and the Agent agree that regardless of any termination of this Agreement or other provision of this Agreement, neither the Agent nor the Lenders shall have any rights in or to the amounts on deposit in the Cash Collateral Account or any other Trust Assets or the Trust Estate except as expressly provided in the Indenture.

         Section 8.20. Agent.

         (a) Each Lender hereby irrevocably appoints and authorizes the Agent to act as its agent hereunder with such powers as are specifically delegated to the Agent by the terms of this Agreement, together with such other powers as are reasonably incidental thereto. The Agent (which term as used in this Section and in Section 8.20(d) and the first sentence of Section 8.20(e) shall include reference to its affiliates and its own and its affiliates' officers, directors, employees and agents): (i) shall have no duties or responsibilities except those expressly set forth in this Agreement, and shall not by reason of this Agreement be a trustee for any Lender; (ii) shall not be responsible to any Lender for any recitals, statements, representations or warranties contained in this Agreement, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or the Pooling Agreement, the Purchase and Sale Agreements, the Indenture or any other Transaction Documents or any other document referred to or provided for herein or therein or for any failure by the Trust Depositor, the Servicer, the Delaware Trustee, the Owner Trustee, the Indenture Trustee or any other Person to perform any of its obligations hereunder or thereunder; (iii) shall not be required to initiate or conduct any litigation or collection proceedings hereunder or under the Pooling Agreement, the Purchase and Sale Agreements, the Indenture or any other Transaction Documents; and (iv) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or willful misconduct.

         (b) The Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telecopy, telex, telegram or cable) reasonably believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. As to any matters not expressly provided for by this Agreement, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or under the Pooling Agreement, the Indenture or any other Transaction Documents in accordance with instructions of the Required Lenders, and such instructions of the Required Lenders and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders.

         (c) The Agent, if it is a Lender hereunder, shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Agent, and in such event the term "Lender" or "Lenders" or "Lenders" or "Required Lenders" shall, unless the context otherwise indicates, include the Agent in its individual capacity.

         (d) The Lenders agree to indemnify the Agent (to the extent not reimbursed under Section 2.10 or 8.04, but without limiting the obligations of the Trust Depositor or the Servicer or the Trust under said Section 2.10 or 8.04) ratably in accordance with each Lender's Pro Rata Share, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby (excluding normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or of any such other documents; provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified.

         (e) Each Lender agrees that it has, independently and without reliance on the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of and the decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or the Pooling Agreement, the Indenture or any other Transaction Documents. The Agent shall not be required to keep itself informed as to the performance or observance by the Trust Depositor, the Servicer, the Delaware Trustee, the Owner Trustee or the Indenture Trustee of this Agreement or the Pooling Agreement, the Indenture or any other Transaction Documents.

         (f) Except for actions expressly required of the Agent hereunder, the Agent shall in all cases be fully justified in failing or refusing to act hereunder or under the Pooling Agreement, the Indenture or any other Transaction Documents unless it shall receive further assurances to its satisfaction from the Lenders of their indemnification obligations under Section 8.20(d) against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

         (g) The Agent may resign as Agent upon 30 days' notice to the Lenders, the Owner Trustee, the Indenture Trustee, the Trust Depositor and the Servicer with such resignation becoming effective upon a successor agent succeeding to the rights, powers and duties of the Agent pursuant to this Section 8.20(g). If the Agent shall resign as Agent under this Agreement, then the Required Lenders shall appoint a successor agent for the Lenders, subject to consent by the Trust Depositor (such consent not to be unreasonably withheld). The successor agent shall succeed to the rights, powers and duties of the Agent, and the term "Agent" shall mean such successor agent effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement. After any retiring Agent's resignation as Agent, the provisions of this Section shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

         (h) Any amount owed to the Lenders which is paid by or on behalf of the Trust, CFUSA or the Trust Depositor shall be deemed satisfied to the extent such payment was received by the Agent, whether or not the Agent shall have remitted the Pro Rata Share of such payment to the Lenders.

         Section 8.21. Income Tax Characterization. Each of the Trust Depositor, the Servicer, the Trust, the Indenture Trustee, the Agent and the Lenders agree to treat the Loans as indebtedness of the Trust Depositor for purposes of federal income, state and local income and franchise and any other income taxes.

         Section 8.22. Indenture Trustee. The Indenture Trustee shall be afforded all of the rights, powers, immunities and indemnities set forth in the Indenture in the performance of its duties hereunder as if such rights, powers, immunities and indemnities were specifically set forth herein.

         Section 8.23. Confidentiality. In connection with any purchase of an interest or a Participation related to the above-referenced Loan Agreement or of becoming a Lender hereunder (the "Transaction"), NCT Funding and CFUSA recognizes that a purchaser of a Participation or a Lender will need certain confidential information relating to NCT Funding and CFUSA (such information, including information obtained through inspection of NCT Funding or CFUSA pursuant to Section 5.08 of this Agreement, "Information") including Information relating to CFUSA's equipment lease programs that has not been disclosed to the public. Because the use or disclosure of such Information would be damaging to NCT Funding or CFUSA, each of NCT Funding and CFUSA are willing to supply such Information to a prospective purchaser of a Participation or a prospective Lender only if the prospective purchaser of a Participation or a prospective Lender agrees to the conditions set forth below. The term "Information" shall not include, and the following conditions shall not apply to, information that
(i) is published or part of the public knowledge prior to its receipt by such prospective purchaser of a Participation or a prospective Lender from the Agent, NCT Funding or CFUSA, (ii) becomes published or part of the public knowledge after its receipt by such prospective purchaser of a Participation or prospective Lender from the Agent, NCT Funding or CFUSA, (iii) was known to such prospective purchaser of a Participation or prospective Lender prior to its receipt by such prospective purchaser of a Participation or prospective Lender from the Agent, NCT Funding or CFUSA, or (iv) is acquired by such prospective purchaser of a Participation or prospective Lender from someone other than the Agent, NCT Funding or CFUSA or a representative thereof, provided that such representative has a right to convey the information without restriction.

         Accordingly, in consideration of the foregoing, any prospective purchaser of a Participation or prospective Lender agrees (on behalf of itself and each of its affiliates, directors, officers, employees and representatives) that (A) the Information will not be used by such prospective purchaser of a Participation or prospective Lender except in connection with the proposed Transaction mentioned above and (B) such prospective purchaser of a Participation or prospective Lender shall use reasonable precautions, in accordance with its respective customary procedures for handling confidential information and in accordance with safe and sound banking practices, to keep the Information confidential, provided that nothing herein shall limit the disclosure of any such information (i) to the extent required by statute, rule, regulation or judicial process, (ii) to such prospective purchaser of a Participation or prospective Lender's counsel or to counsel for any of the Lenders or the Agent, (iii) to bank examiners, auditors or accountants, (iv) to the Agent or any other Lender, (v) in connection with any litigation to which you or any one or more of the Lenders is a party; provided, further, that, unless specifically prohibited by applicable law or court order, such prospective purchaser of a Participation or prospective Lender agrees, prior to disclosure of any of the Information, to notify the Trust Depositor or the Agent, as applicable, of any request for disclosure of any such information, (x) by any governmental agency or representative thereof (other than any such request in connection with an examination of your financial condition by such governmental agency) or (y) pursuant to legal process.

         Section 8.24. Assignment of Loan. The Trust Depositor may cause the Lenders to assign the Loan to the Trust Depositor or a third party designated by the Trust Depositor at a price to be calculated by the Agent to be the market value of the Loan as of the date of transfer ("Transfer Date"). If the Trust Depositor elects that the Loan be transferred in the manner described in this paragraph, the Trust Depositor shall furnish notice of such election, including the party to whom the transfer of the Loan is to be made and the proposed Transfer Date, to the Agent no less than 25 days (or such lesser number of days as shall be satisfactory to the Agent) prior to such Transfer Date (and the Lenders shall enter into an Assignment Agreement in the form of Exhibit A pursuant to which such assignee Lender has agreed in writing to assume the rights and obligations of the assignor Lenders (to the extent of such Assignment).

         Section 8.25. Limitation of Liability of Owner Trustee. Notwithstanding anything contained herein to the contrary, this Loan Agreement has been executed on behalf of the Trust by The Bank of New York, not in its individual capacity but solely in its capacity as Owner Trustee of the Trust and in no event shall The Bank of New York in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the Trust hereunder, as to all of which recourse shall be had solely to the assets of the Trust. For all purposes of this Agreement, in the performance of any duties or obligations of the Trust hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed by their respective officers as of the day and year first above written.


                                         NCT FUNDING COMPANY, L.L.C., as Trust
                                             Depositor

                                         By:  /s/ Barbara Callahan
                                            ---------------------------------
                                               Name:    Barbara Callahan
                                                    -------------------------
                                               Title:   Vice President
                                                     ------------------------

                                         CIT FINANCIAL USA, INC., in its
                                         individual capacity and as Servicer

                                         By:  /s/ Barbara Callahan
                                            ---------------------------------
                                               Name:    Barbara Callahan
                                                    -------------------------
                                               Title:   Vice President
                                                     ------------------------

                                         CIT EQUIPMENT COLLATERAL 2002-VT1

                                         By:  THE BANK OF NEW YORK, not in
                                              its individual capacity but
                                              solely as Owner Trustee

                                         By:  /s/ John Bobko
                                            ---------------------------------
                                               Name:    John Bobko
                                                    -------------------------
                                               Title:   Assistant Treasurer
                                                     ------------------------

                                         ALLFIRST BANK, not in its individual
                                         capacity but solely as Indenture
                                         Trustee

                                         By:  /s/ Robert D. Brown
                                            ---------------------------------
                                               Name:    Robert D. Brown
                                                    -------------------------
                                               Title:   Vice President
                                                     ------------------------

                                         CAPITA CORPORATION, as Agent,

                                         By:  /s/ Barbara Callahan
                                            ---------------------------------
                                               Name:    Barbara Callahan
                                                    -------------------------
                                               Title:   Vice President
                                                     ------------------------

                                         LENDERS

                                         NCT FUNDING COMPANY, L.L.C.

                                         By:  /s/ Barbara Callahan
                                            ---------------------------------
                                         Its:  Vice President
                                             --------------------------------

                                         Loan Commitment:  $29,383,667.00
                                                           ------------------

                                    EXHIBIT A

                                     FORM OF
                      [ASSIGNMENT AND ASSUMPTION AGREEMENT]
                            [PARTICIPATION AGREEMENT]
                       (CIT Equipment Collateral 2002-VT1)

                             dated as of __________

         Reference is made to the Loan Agreement, dated as of April 1, 2002 (as amended from time to time, the "Loan Agreement") among CIT EQUIPMENT COLLATERAL 2002-VT1 (the "Trust"), ALLFIRST BANK, not in its individual capacity but solely as indenture trustee (the "Indenture Trustee"), NCT FUNDING COMPANY, L.L.C., as Trust Depositor, CIT FINANCIAL USA, INC., in its individual capacity and as Servicer, each of the lenders that is a signatory thereto (together with its successors and assigns) (each individually a "Lender" and, collectively the "Lenders") and CAPITA CORPORATION, as Agent for the Lenders (the "Agent"). Terms defined in the Loan Agreement are used herein as defined therein. __________ ("Assignor") and __________ [("Assignee")] [("Participant")] hereby agree as follows:

         1. The Assignor hereby sells and assigns to the [Assignee] [Participant] without recourse and without representation or warranty (other than as expressly provided herein), and the [Assignee] [Participant] hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Loan Agreement as of the effective date hereof which represents those and only those credit facilities contained in the Loan Agreement which are set forth on Schedule I hereto (the "Assigned Facilities"), in a principal amount for each Assigned Facility as set forth on such Schedule I hereto.

         2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim created by the Assignor; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement, the Pooling Agreement, the Indenture or any other Transaction Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement, any Transaction Document or any other instrument or document furnished pursuant thereto; and
(iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any party to the Loan Agreement or any Transaction Document or the performance or observance by any party to the Loan Agreement or any Transaction Document or of any of their respective obligations under the Loan Agreement, any Transaction Document or any other instrument or document furnished pursuant thereto.

         3. The [Assignee] [Participant] (i) confirms that it has received a copy of the Loan Agreement, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this [Assignment and Assumption] [Participation] Agreement; (ii) agrees that it will independently and without reliance upon the Agent, the Assignor or any other

Lenders and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement or the Transaction Documents; (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Loan Agreement and Transaction Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Agreement are required to be performed by it as a Lender and agrees not to unreasonably withhold its consent to actions permitted to be taken under the Loan Agreement with the consent of the Required Lenders; and (v) has supplied the information requested in the administrative questionnaire attached hereto as Schedule II.

         4. Following the execution of this [Assignment and Assumption] [Participation] Agreement by the Assignor and the [Assignee] [Participant], an executed original hereof (together with all attachments) will be delivered to the Agent (with a copy to the Servicer and the Trust Depositor). The effective date of this [Assignment and Assumption] [Participation] Agreement shall be the later of the effective date set forth in Schedule I and the date of execution hereof by the Assignor and the [Assignee] [Participant].

         [a. Upon delivery of a fully executed original hereof (including, if required pursuant to Section 8.09 of the Loan Agreement, the signed consent of the Trust Depositor) to the Agent, as of the effective date, (i) the Assignee shall be a party to the Loan Agreement and, to the extent provided in this Assignment and Assumption Agreement, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Assumption Agreement and except as provided in Section 8.09 of the Loan Agreement, relinquish its rights and be released from its obligations under the Loan Agreement.]

         [b. It is agreed that the Assignee shall be entitled to all interest and fees in respect of the Assigned Facilities which accrues on and after the effective date hereof, such interest and fees to be paid by the Agent directly to the Assignee. It is further agreed that all payments of principal made on the Loan which occur on and after the effective date hereof will be paid directly by the Agent to the Assignee. Upon the execution of this Assignment and Assumption Agreement, the Assignee shall pay to the Assignor an amount specified by the Assignor in writing which represents the portion of the principal amount of the respective Loan made by the Assignor pursuant to the Loan Agreement outstanding on the effective date hereof which constitute Assigned Facilities. The Assignor and the Assignee shall make all appropriate adjustments in payment under the Loan Agreement for periods prior to the effective date hereof directly between themselves on or prior to the effective date hereof.]

         5. The [Assignee] [Participant] represents, warrants and covenants that it has not acquired, and shall not sell, trade or transfer any interest in its [Pro Rata Share] [Participation], nor cause any interest in its [Pro Rata Share][Participation] to be marketed on or through either (i) an "established securities market" within the meaning of Section 7704(b)(1) of the Internal Revenue Code of 1986 (the "Code") (including an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers by electronic means or otherwise) or (ii) a "secondary market" within the meaning of Code Section 7704(b)(2) (including a market wherein interests in Pro Rata Shares or Participations therein are regularly quoted by any person making a market in such interests and a market wherein any person regularly makes available bid or offer quotes with respect to interests in Pro Rata Shares or Participations therein and stands ready to effect buy or sell transactions at the quoted prices for itself or on behalf of others).

         6. Unless the Trust Depositor consents otherwise (which consent shall be based on an Opinion of Counsel generally to the effect that the action taken pursuant to the consent will not cause the Trust to become a publicly traded partnership treated as a corporation), the [Assignee] [Participant] represents, warrants and covenants that either (i) it is properly classified as, and will remain classified as, a "corporation" as described in Code Section 7701(a)(3) and is not, and will not become, an "S corporation" under Code Section 1361, or
(ii) neither (x) 40% or more all of the value of any beneficial owner's interest in the [Assignee] [Participant] is attributable to the [Assignee's] [Participant's] [Pro Rata Share] [Participation] nor (y) its acquisition of the [Pro Rata Share] [Participation] is for the purpose of permitting the Trust to avoid the 100-partner limitation of Treasury Regulation Section 1.7704-1(h)(3)(ii) in the event the Trust is characterized as a partnership for federal income tax purposes (an entity meeting the requirements of either (i) or (ii) being a "Permitted Entity"). The [Assignee] [Participant] represents, warrants and covenants that it shall (i) cause each of its assignees and Participants otherwise permitted under the Loan Agreement to make representations, warranties and covenants as required by Section 8.09(d) of the Loan Agreement for the benefit of the Trust Depositor and the Trust at the time such assignee or Participant became an assignee or Participant and (ii) forward a copy of such representations, warranties and covenants to the Indenture Trustee. In the event of any breach of the representation, warranty and covenant of the [Assignee] [Participant] or its Participant that the [Assignee] [Participant] and its Participants shall remain a Permitted Entity, the [Assignee] [Participant] shall notify the Agent and the Trust Depositor promptly upon the [Assignee] [Participant]'s becoming aware of such breach, and thereupon the Agent and the [Assignee] [Participant] hereby agree to use reasonable efforts to procure a replacement investor not so affected which is a Permitted Assignee reasonably acceptable to the Agent or is otherwise reasonably acceptable to the Trust Depositor and the Agent to replace the [Assignee] [Participant]. In any such event, the Trust Depositor shall also have the right to procure a replacement investor, provided that such proposed replacement investor is a Permitted Assignee or is otherwise reasonably acceptable to the Agent. The [Assignee] [Participant] hereby agrees to take all actions necessary to permit a replacement investor to succeed to its rights and obligations hereunder. [If the [Assignee] [Participant] has a Participant which has breached its representation, warranty and covenant that it shall remain a Permitted Entity, the [Assignee] [Participant] hereby agrees (without limiting the right of the Trust Depositor to procure a replacement investor for the [Assignee] [Participant] as provided above in this paragraph) to notify the Trust Depositor and the Agent of such breach promptly upon the [Assignee] [Participant]'s becoming aware thereof and to use reasonable efforts to procure a replacement Participant, as applicable, not so affected which is a Permitted Assignee or is otherwise acceptable to the Trust Depositor and the Agent to replace any such Participant.]

         [If [Assignee] [Participant] is organized under the laws of any jurisdiction outside the United States:

         7. The [Assignee] [Participant] represents and warrants that, under applicable law no taxes will be required to be withheld by the Agent, the Trust, the Indenture Trustee, the

Trust Depositor, the Servicer or any Lender with respect to any payments to be made to the [Assignee] [Participant] in respect of an interest in its [Pro Rata Share][Participation].

         8. The [Assignee] [Participant] agrees (for the benefit of the Agent, the Trust, the Delaware Trustee, the Owner Trustee, the Indenture Trustee, the Trust Depositor, the Servicer and the Lenders) to provide those forms required to be provided by Sections 2.08(d), 8.08(b), 8.08(c) and 8.08(f) of the Loan Agreement, as applicable, at the time and in the manner described therein, and to comply with all applicable U.S. laws and regulations with regard to the related withholding tax exemptions.]

         9. THIS [ASSIGNMENT AND ASSUMPTION] [PARTICIPATION] AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                            [signature page follows]

         IN WITNESS WHEREOF, the parties hereto have caused this [Assignment and Assumption][Participation] Agreement to be duly executed as of the day and year first above written on Schedule I hereto.


    [NAME OF ASSIGNOR],                [NAME OF ASSIGNEE/PARTICIPANT],

      as Assignor                                 as [Assignee] [Participant]

    By:__________________                       By:____________________
    Title:_________________                     Title:___________________

                                                     ACCEPTED:

                                                     CAPITA CORPORATION
                                                     as Agent

                                                     By:___________________
                                                     Title:________________

         The undersigned acknowledges receipt from the Assignor and the [Assignee] [Participant] of a copy of the foregoing [Assignment and Assumption] [Participation] Agreement.


                                                     NCT FUNDING COMPANY, L.L.C.
                                                     as Trust Depositor

                                                     By:___________________
                                                     Title:________________

                        Schedule I to the [Assignment and
                      Assumption][Participation] Agreement


Legal Name of Assignor:

Legal Name of [Assignee] [Participant]:

Effective Date of [Assignment] [Participation]:  __________, 20__

[Facility Assigned

Total Commitment of
Assignee after Assignment: $________

Principal Amount of Loans of
Assignee after Assignment: $________

Pro Rata Share of Assignee
after Assignment: _____%

Facility Retained by Assignor

Total Commitment of Assignor
after Assignment: $________

Principal Amount of Loans of
Assignor after Assignment: $________

Pro Rata Share of Assignor
after Assignment: _____%]

[Facility Assigned

Total Commitment of
Participant after Participation: $________

Principal Amount of Loans
Participated to Participant: $________

Pro Rata Share
Participated to Participant: $________]

                       Schedule II to the [Assignment and
                      Assumption][Participation] Agreement

Administrative Details Reply Form

1. LENDING OFFICE:

Name of Lending Entity:
Address:

Telex No:
Fax No:

2. CONTACTS - CREDIT MATTERS

Name of Person:
Address:

Telephone:
Fax No:

3. CONTACTS - OPERATIONS/ADMINISTRATION

Name of Person:
Address:

Telephone:
Telex No:
Fax No:

4. PAYMENT INSTRUCTIONS

Pay To:
Address:

ABA Number:
Acct. Number:
Acct. Name:
Reference:

                                    EXHIBIT B

                          FORM OF MONTHLY STATUS REPORT

                   [ON FILE WITH NCT FUNDING COMPANY, L.L.C.]

                                    EXHIBIT C

                        FORM OF CONFIDENTIALITY AGREEMENT

                                     [DATE]

                            CONFIDENTIALITY AGREEMENT

[Insert Name and
Address of Prospective
Assignee or Participant]

         Re: Loan Agreement, dated as of April 1, 2002 (as amended from time to time, the "Loan Agreement") among CIT Equipment Collateral 2002-VT1 (the "Trust"), Allfirst Bank, as indenture trustee (the "Indenture Trustee"), NCT FUNDING COMPANY, L.L.C. ("NCT Funding"), as Trust Depositor, CIT FINANCIAL USA, INC. ("CFUSA"), in its individual capacity and as Servicer, each of the lenders that is a signatory thereto (together with its successors and assigns) (each individually a "Lender" and collectively, the "Lenders") and CAPITA CORPORATION as Agent for the Lenders (the "Agent").

Ladies and Gentlemen:

         In connection with your consideration of a purchase of an interest or a Participation related to the above-referenced Loan Agreement or of becoming a Support Bank as described in such Loan Agreement (the "Transaction"), we and each of NCT Funding and CFUSA recognize that you will need certain confidential information furnished to us by NCT Funding and CFUSA or by such parties directly to you (such information, including information obtained through inspection of NCT Funding or CFUSA pursuant to Section 5.08 of the Loan Agreement, "Information") about NCT Funding and CFUSA and its equipment lease programs that has not been disclosed to the public. Because the use or disclosure of such Information would be damaging to NCT Funding or CFUSA, each of NCT Funding and CFUSA are willing to supply, or to permit us to supply, you with such Information only if you agree to the conditions set forth below. The term "Information" shall not include, and the following conditions shall not apply to, information that (i) is published or part of the public knowledge prior to its receipt by you from us, NCT Funding or CFUSA, (ii) becomes published or part of the public knowledge after its receipt by you from us, NCT Funding or CFUSA,
(iii) was known to you prior to its receipt by you from us, NCT Funding or CFUSA, or (iv) is acquired by you from someone other than us, NCT Funding or CFUSA or a representative thereof, provided that such representative has a right to convey the information without restriction.

         Accordingly, in consideration of the foregoing, you agree (on behalf of yourself and each of your affiliates, directors, officers, employees and representatives) that (A) the Information will not be used by you except in connection with the proposed Transaction mentioned above and (B) you shall use reasonable precautions, in accordance with your customary procedures for handling confidential information and in accordance with safe and sound banking practices, to keep the Information confidential, provided that nothing herein shall limit the disclosure of any such information (i) to the extent required by statute, rule, regulation or judicial process, (ii) to your counsel or to counsel for any of the Lenders or the Agent, (iii) to bank examiners, auditors or accountants, (iv) to the Agent or any other Lender, or (v) in connection with any litigation to which you or any one or more of the Lenders is a party; provided, further, that, unless specifically prohibited by applicable law or court order, you agree, prior to disclosure of any of the Information, to notify the Trust Depositor or the Agent, as applicable, of any request for disclosure of any such information, (x) by any governmental agency or representative thereof (other than any such request in connection with an examination of your financial condition by such governmental agency) or (y) pursuant to legal process.

         Would you please indicate your agreement to the foregoing by signing at the place provided below the enclosed copy of this Confidentiality Agreement.



                                          Very truly yours,

                                          [Insert Name of Lender]

                                          By:___________________________
                                              Name: _____________________
                                              Title: ______________________

The foregoing is agreed to as
of the date of this letter

[Insert name of prospective
assignee or participant]

By:_______________________
     Name:__________________
     Title:___________________



                                      C-2